File Nos. 2-10835
                                                                         811-234


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             |X|

              Pre-Effective Amendment No. __                                 |_|


              Post-Effective Amendment No.  81                               |X|


         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     |X|


              Amendment No.  29                                              |X|


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                        SELIGMAN COMMON STOCK FUND, INC.
               (Exact name of registrant as specified in charter)

--------------------------------------------------------------------------------

                    100 PARK AVENUE, NEW YORK, NEW YORK 10017
                    (Address of principal executive offices)

--------------------------------------------------------------------------------

                 Registrant's Telephone Number: 212-850-1864 or
                             Toll Free: 800-221-2450

--------------------------------------------------------------------------------


                          LAWRENCE P. VOGEL, Treasurer
                                 100 Park Avenue
                            New York, New York 10017
                     (Name and address of agent for service)

--------------------------------------------------------------------------------


 It is proposed that this filing will become effective (check appropriate box):


|_| immediately upon filing pursuant to paragraph (b)


|X|  on April 30, 2001 pursuant to paragraph (b)


|_| 60 days after filing pursuant to paragraph (a)(1)

|_| on  (date)  pursuant to paragraph (a)(1)
        ------

|_| 75 days after filing pursuant to paragraph (a)(2)

|_| on (date) pursuant to paragraph (a)(2) of rule 485.
       ------

If appropriate, check the following box:


|_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                 S E L I G M A N
                                 ---------------
                                  COMMON STOCK
                                   FUND, INC.

The Securities and Exchange Commission has neither approved nor disapproved this Fund, and it has not determined the prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in this Fund or any other fund cannot provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objectives, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. We recommend that you consult your financial advisor to determine if this Fund is suitable for you.

EQCS1 5/2001

                                     [PHOTO]

                                   PROSPECTUS

                                  MAY 1, 2001

                                  -----------

                           Seeking Favorable Current

                              Income and Long-Term

                           Growth of Both Income and

                            Capital Without Exposing

                             Capital to Undue Risk




                                   managed by

                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864

Table of Contents

The Fund

     Investment Objectives                                           1
     Principal Investment Strategies                                 1
     Principal Risks                                                 2
     Past Performance                                                3
     Fees and Expenses                                               4
     Management                                                      5

Shareholder Information

     Deciding Which Class of Shares to Buy                           6
     Pricing of Fund Shares                                          8
     Opening Your Account                                            8
     How to Buy Additional Shares                                    9
     How to Exchange Shares Among the Seligman Mutual Funds          10
     How to Sell Shares                                              10
     Important Policies That May Affect Your Account                 11
     Dividends and Capital Gain Distributions                        12
     Taxes                                                           12
     The Seligman Mutual Funds                                       13

Financial Highlights                                                 15
How to Contact Us                                                    17
For More Information                                                 back cover


                                    [PHOTO]

TIMES CHANGE . . . VALUES ENDURE

The Fund

INVESTMENT OBJECTIVES

The Fund's investment objectives are to produce favorable, but not the highest, current income and long-term growth of both income and capital value, without exposing capital to undue risk.

PRINCIPAL INVESTMENT STRATEGIES

The Fund uses the following principal investment strategies to seek its investment objectives:

Generally, the Fund invests a majority of its assets in common stocks, which are broadly diversified among a number of industries. The Fund usually invests in the common stock of larger US companies; however, it may invest in companies of any size. While common stocks have for many years been the predominant type of security owned by the Fund, substantial portions of the Fund's assets have been held, and may be held, in cash and fixed-income securities.

The Fund uses a bottom-up stock selection approach. This means the investment manager concentrates on individual company fundamentals, rather than on a particular industry. The Fund seeks to purchase strong, well-managed companies that have the potential for solid earnings growth and dividend increases.

The investment manager looks to identify companies that have attractive dividend yields relative to their industry and that typically display relatively low valuations based on one or more of the following measures: price-to-earnings, price-to-cash flow, price-to-sales, and price-to-book value. The investment manager then uses in-depth research into each company that meets its preliminary criteria to identify those companies that it believes possess a catalyst for earnings acceleration (i.e., a specific reason to expect an acceleration in the rate of growth in earnings).

The Fund generally sells a stock if the investment manager believes one or more of the following:

     o   The stock is over valued or fully valued

     o Its dividend yield is not competitive compared to the yields offered by other securities in its industry

     o   Its   earnings   are   disappointing   or  the  catalyst  for  earnings
         acceleration no longer exists

     o   The company's underlying fundamentals have deteriorated

     o   There are more attractive investment opportunities

The Fund may purchase American Depositary Receipts (ADRs), which are publicly traded instruments generally issued by domestic banks or trust companies that represent a security of a foreign issuer. The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold) and may invest up to 10% of its total assets directly in foreign securities. The limit on foreign securities does not include ADRs, or commercial paper and certificates of deposit issued by foreign banks.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Fund from achieving its investment objectives.


The Fund's investment objectives may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund's Board of Directors.


There is no guarantee that the Fund will achieve its objectives.

PRINCIPAL RISKS

Stock prices fluctuate. Therefore, as with any fund that invests in stocks, the Fund's net asset value will fluctuate, especially in the short term. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

The Fund may not invest more than 25% of its total assets in securities of companies in any one industry. The Fund may, however, invest more heavily in certain industries believed to offer good investment opportunities. If an industry in which the Fund is invested falls out of favor, the Fund's performance may be negatively affected.

The Fund's performance may be affected by the broad investment environment in the US or international securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.


Stocks of large US companies, like those in which the Fund usually invests, experienced an extended period of strong performance, followed by an extended period of volatility and negative performance. If this negative period continues, the value of large company stocks may decline. This could have an adverse effect on the Fund's performance.


Foreign securities or illiquid securities in the Fund's portfolio involve higher risk and may subject the Fund to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including settlement risks, currency fluctuations, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, changes in political conditions, expropriation, investment and repatriation restrictions, and settlement and custody risks.

The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Fund's expenses. Frequent and active trading may cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PAST PERFORMANCE

The Fund offers four Classes of shares. The information below provides some indication of the risks of investing in the Fund by showing how the performance of Class A shares has varied year to year, as well as how the performance of each Class compares to one widely-used measure of stock performance, and one measure of the performance of mutual funds with investment objectives similar to the Fund.

The following performance information is designed to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past, however, is not necessarily an indication of how the Fund will perform in the future. Total returns will vary between each Class of shares due to the different fees and expenses of each Class.

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.

                          Class A Annual Total Returns

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL]

                           Year             Percentage
                           ----             ----------
                           1991               29.93%
                           1992               10.86%
                           1993               14.86%
                           1994               -1.89%
                           1995               28.17%
                           1996               15.44%
                           1997               23.58%
                           1998               17.40%
                           1999                3.82%
                           2000               -8.67%

              Best quarter return: 16.42% - quarter ended 3/31/91.
             Worst quarter return: -10.16% - quarter ended 9/30/99.



              Average Annual Total Returns - Periods Ended 12/31/00

-----------------------------------------------------------------------------------------------------------
                                                                CLASS B        CLASS C            CLASS D
                                                                 SINCE          SINCE              SINCE
                               ONE        FIVE       TEN       INCEPTION      INCEPTION          INCEPTION
                              YEAR        YEARS     YEARS       4/22/96        5/27/99             5/3/93
                             ------      -------   -------      -------        -------             ------
  Class A                    (12.98)%      8.62%    12.14%         --             --                 --
  Class B                    (13.85)        n/a       n/a         8.03%           --                 --
  Class C                    (11.15)        n/a       n/a          --           (6.16)%              --
  Class D                    (10.25)       8.86       n/a          --             --                9.83%
  Lipper Equity Income
     Funds Average             6.60       13.15     14.51        12.80(1)        2.78(2)           13.26(3)
  S&P 500 Index               (9.11)      18.33     17.46        18.05(1)        2.09(2)           17.73(3)

  The Standard & Poor's 500 Composite Stock Index (S&P 500 Index) and the Lipper Equity Income Funds Average are unmanaged benchmarks that assume the reinvestment of dividends and capital gain distributions. The Lipper Equity Income Funds Average does not reflect any sales charges and the S&P 500 Index does not reflect any fees or sales charges. The S&P 500 Index measures the performance of 500 of the largest US stocks, and the Lipper Equity Income Funds Average measures the performance of mutual funds with investment objectives similar to the Fund.

  (1)  From April 30, 1996.
  (2)  From May 31, 1999.
  (3)  From April 30, 1993.

FEES AND EXPENSES

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.


  Shareholder Fees                                                      Class A     Class B    Class C      Class D
  ----------------                                                      -------     -------    -------      -------
Maximum Sales Charge (Load).........................................     4.75%         5%          2%         1%

  Maximum Sales Charge (Load) on Purchases
    (as a % of offering price)......................................     4.75%(1)     none         1%        none

  Maximum Deferred Sales Charge (Load) (CDSC) on
    Redemptions (as a % of original purchase price or
    current net asset value, whichever is less).....................      none(1)      5%          1%         1%


Annual Fund Operating Expenses
------------------------------
(as a percentage of average net assets)

Management Fees.....................................................      .65%       .65%        .65%       .65%
Distribution and/or Service (12b-1) Fees............................      .25%      1.00%       1.00%      1.00%
Other Expenses......................................................      .22%       .22%        .22%       .22%
                                                                      -------     ------      ------    -------
Total Annual Fund Operating Expenses................................     1.12%      1.87%       1.87%      1.87%
                                                                      =======     ======      ======    =======


(1) If you buy Class A shares for $1,000,000 or more, you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

--------------------------------------------------------------------------------
Management Fees:

Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

12b-1  Fees:

Fees paid by each Class, pursuant to a plan adopted by the Fund under Rule 12b-1 of the Investment Company Act of 1940. The plan allows each Class to pay distribution and/or service fees for the sale and distribution of its shares and for providing services to shareholders.

Other  Expenses:
Miscellaneous expenses of running the Fund, including such things as transfer agency, registration, custody, auditing and legal fees.

--------------------------------------------------------------------------------


Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses (including the management fee) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                              1 Year      3 Years        5 Years       10 Years
                              ------      -------        -------       --------
Class A                         $584         $814         $1,063         $1,773
Class B                          690          888          1,211          1,995+
Class C                          387          682          1,101          2,268
Class D                          290          588          1,011          2,190

If you did not sell your shares at the end of each period, your costs would be:

                              1 Year      3 Years        5 Years       10 Years
                              ------      -------        -------       --------
Class A                         $584         $814         $1,063         $1,773
Class B                          190          588          1,011          1,995+
Class C                          288          682          1,101          2,268
Class D                          190          588          1,011          2,190

+ Class B shares will automatically convert to Class A shares approximately eight years after purchase.

MANAGEMENT

The Fund's Board of Directors provides broad supervision over the affairs of the Fund.

J. & W. Seligman & Co. Incorporated (Seligman), 100 Park Avenue, New York, New York 10017, is the manager of the Fund. Seligman manages the investment of the Fund's assets, including making purchases and sales of portfolio securities consistent with the Fund's investment objectives and strategies, and administers the Fund's business and other affairs.


Established in 1864, Seligman currently serves as manager to 21 US registered investment companies, which offer more than 50 investment portfolios with approximately $19 billion in assets as of March 31, 2001. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value at March 31, 2001, of approximately $11 billion.

The Fund pays Seligman a fee for its management services. The fee rate declines as the Fund's net assets increase. It is equal to an annual rate of .65% of the Fund's average daily net assets on the first $1 billion of net assets, .60% of the Fund's average daily net assets on the next $1 billion of net assets and
 .55% of the Fund's average daily net assets in excess of $2 billion. For the year ended December 31, 2000, the management fee paid by the Fund to Seligman was equal to an annual rate of .65% of the Fund's average daily net assets.



--------------------------------------------------------------------------------
Affiliates of Seligman:

Seligman Advisors, Inc.:

The Fund's general distributor; responsible for accepting orders for purchases and sales of Fund shares.

Seligman Services, Inc.:

A limited purpose broker/dealer; acts as the broker/dealer of record for shareholder accounts that do not have a designated broker or financial advisor.

Seligman Data Corp. (SDC):

The Fund's shareholder service agent; provides shareholder account services to the Fund at cost.
--------------------------------------------------------------------------------

Portfolio Management


The Fund is managed by Seligman's Growth and Income Team, which is headed by Mr. Charles C. Smith, Jr. Mr. Smith, a Managing Director of Seligman, is a Vice President of the Fund and has been Portfolio Manager of the Fund since December 1991. Mr. Smith is also Vice President and Portfolio Manager of Seligman Income Fund, Inc. as well as Seligman Common Stock Portfolio and Seligman Income Portfolio, two portfolios of Seligman Portfolios, Inc., and Tri-Continental Corporation. Mr. Smith joined Seligman in 1985 as Vice President, Investment Officer. He became Senior Vice President, Senior Investment Officer in 1992, and Managing Director in January 1994.

Mr. Rodney D. Collins, a Managing Director of Seligman, is Co-Portfolio Manager of the Fund. Mr. Collins is also Co-Portfolio Manager of Seligman Income Fund, Inc. as well as Seligman Common Stock Portfolio and Seligman Income Portfolio, two portfolios of Seligman Portfolios, Inc., and Tri-Continental Corporation. Mr. Collins joined Seligman in 1992 as an Investment Associate, and was named a Vice President, Investment Officer in January 1995, Senior Vice President, Investment Officer in January 199, and Managing Director in January 2000.

Shareholder Information

DECIDING WHICH CLASS OF SHARES TO BUY

Each of the Fund's Classes represents an interest in the same portfolio of investments. However, each Class has its own sales charge schedule, and its ongoing 12b-1 fees may differ from other Classes. When deciding which Class of shares to buy, you should consider, among other things:

     o    The amount you plan to invest.

     o How long you intend to remain invested in the Fund, or another Seligman mutual fund.

     o If you would prefer to pay an initial sales charge and lower ongoing 12b-1 fees, or be subject to a CDSC and pay higher ongoing 12b-1 fees.

     o Whether you may be eligible for reduced or no sales charges when you buy or sell shares.

Your financial advisor will be able to help you decide which Class of shares best meets your needs.

------------------------------------------------------------------------------------------
 Class A

    o Initial sales charge on Fund purchases, as set forth below:

------------------------------------------------------------------------------------------
                                                            Sales Charge    Regular Dealer
                                        Sales Charge            as a %        Discount
                                             as a %            of Net          as a % of
     Amount of your Investment       of Offering Price(1)  Amount Invested  Offering Price
     -------------------------       --------------------  ---------------  --------------
     Less than $ 50,000                   4.75%                 4.99%           4.25%
     $50,000 - $ 99,999                   4.00                  4.17            3.50
     $100,000 - $249,999                  3.50                  3.63            3.00
     $250,000 - $499,999                  2.50                  2.56            2.25
     $500,000 - $999,999                  2.00                  2.04            1.75
     $1,000,000 and over(2)               0.00                  0.00            0.00

     (1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

     (2) You will not pay a sales charge on purchases of $1 million or more, but you will be subject to a 1% CDSC if you sell your shares within 18 months.

     o    Annual 12b-1 fee (for shareholder services) of up to 0.25%.

     o    No sales charge on reinvested dividends or capital gain distributions.

     o    Certain   employer-sponsored   defined   contribution-type  plans  can
          purchase shares with no initial sales charge.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Class B

     o    No initial sales charge on purchases.

     o    A declining CDSC on shares sold within 6 years of purchase:

     Years Since Purchase                           CDSC
     --------------------                           ----
     Less than 1 year                                5%
     1 year or more but less than 2 years            4
     2 years or more but less than 3 years           3
     3 years or more but less than 4 years           3
     4 years or more but less than 5 years           2
     5 years or more but less than 6 years           1
     6 years or more                                 0

     o    Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.


     o Automatic conversion to Class A shares approximately eight years after purchase, resulting in lower ongoing 12b-1 fees.


     o No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

Your purchase of Class B shares must be for less than $250,000, because if you invest $250,000 or more, you will pay less in fees and charges if you buy another Class of shares.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Class C

     o    Initial sales charge on Fund purchases, as set forth below:

-------------------------------------------------------------------------------------------
                                                                            Regular Dealer
                                        Sales Charge         Sales Charge      Discount
                                           as a %            as a % of Net     as a % of
     Amount of your Investment       of Offering Price(1)   Amount Invested  Offering Price
     -------------------------       --------------------   ---------------  --------------
     Less than $100,000                    1.00%                 1.01%           1.00%
     $100,000--$249,999                    0.50                  0.50            0.50
     $250,000--$1,000,000(2)               0.00                  0.00            0.00

     (1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

     (2) Your purchase of Class C shares must be for less than $1,000,000 because if you invest $1,000,000 or more you will pay less in fees and charges if you buy Class A shares.

     o    A 1% CDSC on shares sold within eighteen months of purchase.

     o    Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

     o No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

     o    No sales charge on reinvested dividends or capital gain distributions.

     o No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Class D*

     o    No initial sales charge on purchases.

     o    A 1% CDSC on shares sold within one year of purchase.

     o    Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

     o No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

     o No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

          *    Class  D  shares  are not  available  to all  investors.  You may purchase Class D shares only (1) if you already own Class D shares of the Fund or another Seligman mutual fund, (2) if your financial advisor of record maintains an omnibus account at SDC, or (3) pursuant to a 401(k) or other retirement plan program for which Class D shares are already available or for which the sponsor requests Class D shares because the sales charge structure of Class D shares is comparable to the sales charge
               structure  of  the  other  funds   offered   under  the  program.
--------------------------------------------------------------------------------

Because the Fund's 12b-1 fees are paid out of each Class's assets on an ongoing basis, over time these fees will increase your investment expenses and may cost you more than other types of sales charges.

The Fund's Board of Directors believes that no conflict of interest currently exists between the Fund's Class A, Class B, Class C and Class D shares. On an ongoing basis, the Directors, in the exercise of their fiduciary duties under the Investment Company Act of 1940 and Maryland law, will seek to ensure that no such conflict arises.

How CDSCs Are Calculated


To minimize the amount of the CDSC you may pay when you sell your shares, the Fund assumes that shares acquired through reinvested dividends and capital gain distributions (which are not subject to a CDSC) are sold first. Shares that have been in your account long enough so they are not subject to a CDSC are sold next. After these shares are exhausted, shares will be sold in the order they were purchased (earliest to latest). The amount of any CDSC that you pay will be based on the shares' original purchase price or current net asset value, whichever is less.


You will not pay a CDSC when you exchange shares of the Fund to buy the same class of shares of any other Seligman mutual fund. For the purpose of calculating the CDSC when you sell shares that you acquired by exchanging shares of the Fund, it will be assumed that you held the shares since the date you purchased the shares of the Fund.

PRICING OF FUND SHARES


When you buy or sell shares, you do so at the Class's net asset value (NAV) next calculated after Seligman Advisors receives your request in good order. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares. Purchase or sale orders received by an authorized dealer or financial advisor by the close of regular trading on the New York Stock Exchange
(NYSE) (normally 4:00 p.m. Eastern time) and received in good order by Seligman Advisors before the close of business (5:00 p.m. Eastern time) on the same day will be executed at the Class's NAV calculated as of the close of regular trading of the NYSE on that day. However, Seligman Advisors may reject any request to purchase shares under the circumstances discussed later in this Prospectus in "Important Policies That May Affect Your Account." Your broker/dealer or financial advisor is responsible for forwarding your order to Seligman Advisors before the close of business.


--------------------------------------------------------------------------------
NAV:
Computed separately for each Class by dividing that Class's share of the net assets of the Fund (i.e., its assets less liabilities) by the total number of outstanding shares of the Class.

--------------------------------------------------------------------------------

If your buy or sell order is received by your broker/dealer or financial advisor after the close of regular trading on the NYSE, or is accepted by Seligman Advisors after the close of business, the order will be executed at the Class's NAV calculated as of the close of regular trading on the next NYSE trading day. When you sell shares, you receive the Class's per share NAV, less any applicable CDSC.

The NAV of the Fund's shares is determined each day, Monday through Friday, on days that the NYSE is open for trading. Because of their higher 12b-1 fees, the NAV of Class B, Class C and Class D shares will generally be lower than the NAV of Class A shares of the Fund.

Securities owned by the Fund are valued at current market prices. If reliable market prices are unavailable, securities are valued in accordance with procedures approved by the Fund's Board of Directors.

OPENING YOUR ACCOUNT

The Fund's shares are sold through authorized broker/dealers or financial advisors who have sales agreements with Seligman Advisors. There are several programs under which you may be eligible for reduced sales charges or lower minimum investments. Ask your financial advisor if any of these programs apply to you. Class D shares are not available to all investors. For more information, see "Deciding Which Class of Shares to Buy--Class D."

To make your initial investment in the Fund, contact your financial advisor or complete an account application and send it with your check directly to SDC at the address provided on the account application. If you do not choose a Class, your investment will automatically be made in Class A shares.

The required minimum initial investments are:

          o    Regular (non-retirement) accounts: $1,000

          o    For accounts opened concurrently with Invest-A-Check(R):
               $100 to open if you will be making monthly investments $250 to open if you will be making quarterly investments

--------------------------------------------------------------------------------

   You may buy shares of the Fund for all types of tax-deferred retirement plans. Contact Retirement Plan Services at the address or phone number listed on the inside back cover of this Prospectus for information and to receive the proper forms.

--------------------------------------------------------------------------------

If you buy shares by check and subsequently sell the shares, SDC will not send your proceeds until your check clears, which could take up to 15 calendar days from the date of your purchase.


You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Seligman funds you own under the same account number. Duplicate account statements will be sent to you free of charge for the current year and most recent prior year. Copies of year-end statements for prior years are available for a fee of $10 per year, per account, with a maximum charge of $150 per account. Send your request and a check for the fee to SDC.


   If you want to be able to buy, sell, or exchange shares by telephone, you should complete an application when you open your account. This will prevent you from having to complete a s upplemental election form (which may require a signature guarantee) at a later date.

HOW TO BUY ADDITIONAL SHARES

After you have made your initial investment, there are many options available to make additional purchases of Fund shares. Subsequent investments must be for $100 or more.

Shares may be purchased through your authorized financial advisor, or you may send a check directly to SDC. Please provide either an investment slip or a note that provides your name(s), Fund name, and account number. Unless you indicate otherwise, your investment will be made in the Class you already own. Send investment checks to:

               Seligman Data Corp.
               P.O. Box 9766
               Providence, RI 02940-9766


Your check must be in US dollars and be drawn on a US bank. You may not use third party checks, credit cards, convenience checks, traveler's checks, bank drafts or checks payable to "cash" for investment.


You may also use the following account services to make additional investments:

Invest-A-Check(R). You may buy Fund shares electronically from a savings or checking account of an Automated Clearing House (ACH) member bank. If your bank is not a member of ACH, the Fund will debit your checking account by preauthorized checks. You may buy Fund shares at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you use Invest-A-Check(R), you must continue to make automatic investments until the Fund's minimum initial investment of $1,000 is met or your account may be closed.


Automatic Dollar-Cost-Averaging. If you have at least $5,000 in Seligman Cash Management Fund, you may exchange uncertificated shares of that fund to buy shares of the same class of another Seligman mutual fund at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you exchange Class A shares or Class C shares, you may pay an initial sales charge to buy Fund shares.


Automatic CD Transfer. You may instruct your bank to invest the proceeds of a maturing bank certificate of deposit (CD) in shares of the Fund. If you wish to use this service, contact SDC or your financial advisor to obtain the necessary forms. Because your bank may charge you a penalty, it is not normally advisable to withdraw CD assets before maturity.

Dividends From Other Investments. You may have your dividends from other companies paid to the Fund. (Dividend checks must include your name, account number, Fund name, and Class of shares.)

Direct Deposit. You may buy Fund shares electronically with funds from your employer, the IRS, or any other institution that provides direct deposit. Call SDC for more information.

Seligman Time Horizon Matrix(SM). (Requires an initial total investment of $10,000.) This is a needs-based investment process, designed to help you and your financial advisor plan to seek your long-term financial goals. It considers your financial needs, and helps frame a personalized asset allocation strategy around the cost of your future commitments and the time you have to meet them. Contact your financial advisor for more information.


Seligman Harvester(SM). If you are a retiree or nearing retirement, this program is designed to help you establish an investment strategy that seeks to meet your needs throughout your retirement. The strategy is customized to your personal financial situation by allocating your assets to seek to address your income requirements, prioritizing your expenses and establishing a prudent withdrawal schedule. Contact your financial advisor for more information.

HOW TO EXCHANGE SHARES AMONG THE SELIGMAN MUTUAL FUNDS

You may sell Fund shares to buy shares of the same Class of another Seligman mutual fund, or you may sell shares of another Seligman mutual fund to buy Fund shares. Exchanges will be made at each fund's respective NAV. You will not pay an initial sales charge when you exchange, unless you exchange Class A shares or Class C shares of Seligman Cash Management Fund to buy shares of the same Class of the Fund or another Seligman mutual fund.

Only your dividend and capital gain distribution options and telephone services will be automatically carried over to any new fund account. If you wish to carry over any other account options (for example, Invest-A-Check(R) or Systematic Withdrawals) to the new fund, you must specifically request so at the time of your exchange.

If you exchange into a new fund, you must exchange enough to meet the new fund's minimum initial investment.

See "The Seligman Mutual Funds" for a list of the funds available for exchange. Before making an exchange, contact your financial advisor or SDC to obtain the applicable fund prospectus(es). You should read and understand a fund's prospectus before investing. Some funds may not offer all Classes of shares.

HOW TO SELL SHARES

The easiest way to sell Fund shares is by phone. If you have telephone services, you may be able use this service to sell Fund shares. Restrictions apply to certain types of accounts. Please see "Important Policies That May Affect Your Account."

When you sell Fund shares by phone, a check for the proceeds is sent to your address of record. If you have current ACH bank information on file, you may have the proceeds of the sale of your Fund shares directly deposited into your bank account (typically, 3-4 business days after your shares are sold).

You may sell shares to the Fund through a broker/dealer or your financial advisor. The Fund does not charge any fees or expenses, other than any applicable CDSC for this transaction; however, the dealer or financial advisor may charge a service fee. Contact your financial advisor for more information.

You may always send a written request to sell Fund shares; however, it may take longer to get your money.

As an additional measure to protect you and the Fund, SDC may confirm written redemption requests that are (1) for $25,000 or more, or (2) directed to be paid to an alternate payee or sent to an address other than the address of record, with you or your financial advisor by telephone before sending you your money. This will not affect the date on which your redemption request is actually processed.

You will need to guarantee your signature(s) if the proceeds are:

     (1)  $50,000 or more;

     (2)  to be paid to someone other than the account owner;

     (3)  or (3) mailed to other than your address of record.

--------------------------------------------------------------------------------
Signature Guarantee:

Protects you and the Fund from fraud. It guarantees that a signature is genuine. A guarantee must be obtained from an eligible financial institution. Notarization by a notary public is not an acceptable guarantee.
--------------------------------------------------------------------------------

You may need to provide additional documents to sell Fund shares if you are:

     o    a corporation;

     o    an executor or administrator;

     o    a trustee or custodian; or

     o    in a retirement plan.

If your Fund shares are represented by certificates, you will need to surrender the certificates to SDC before you sell your shares.

Contact your financial advisor or SDC's Shareholder Services Department for information on selling your shares under any of the above circumstances.

You may also use the following account service to sell Fund shares:


Systematic Withdrawal Plan. If you have at least $5,000 in the Fund, you may withdraw (sell) a fixed dollar amount (minimum of $50) of uncertificated shares at regular intervals. A check will be sent to you at your address of record or, if you have current ACH bank information on file, you may have your payments directly deposited to your predesignated bank account in 3-4 business days after your shares are sold. If you bought $1,000,000 or more of Class A shares without an initial sales charge, your withdrawals may be subject to a 1% CDSC if they occur within 18 months of purchase. If you own Class B, Class C or Class D shares and reinvest your dividends and capital gain distributions, you may annually withdraw 12%, 10% or 10%, respectively, of the value of your Fund account (at the time of election) without a CDSC.

IMPORTANT POLICIES THAT MAY AFFECT YOUR ACCOUNT

To protect you and other shareholders, the Fund reserves the right to:

     o    Refuse an exchange request if:

          1. you have exchanged twice from the same fund in any three-month period;

          2. the amount you wish to exchange equals the lesser of $1,000,000 or 1% of the Fund's net assets; or

          3. you or your financial advisor have been advised that previous patterns of purchases and sales or exchanges have been considered excessive.

     o    Refuse any request to buy Fund shares;

     o    Reject any request received by telephone;

     o    Suspend or terminate telephone services;

     o    Reject a signature guarantee that SDC believes may be fraudulent;


     o Close your fund account if its value falls below $500, although the Fund generally will not close an account that falls below $500 as a result of a market decline. The Fund will notify you in writing at least 30 days before closing your account;


     o    Close  your  account  if  it  does  not  have  a  certified   taxpayer
          identification number.

Telephone Services

You and your broker/dealer or financial advisor will be able to place the following requests by telephone, unless you indicate on your account application that you do not want telephone services:

     o Sell uncertificated shares (up to $50,000 per day, payable to account owner(s) and mailed to address of record);

     o    Exchange shares between funds;

     o    Change dividend and/or capital gain distribution options;

     o    Change your address;

     o    Establish systematic withdrawals to address of record.

If you do not complete an account application when you open your account, telephone services must be elected on a supplemental election form (which may require a signature guarantee).

Restrictions apply to certain types of accounts:

     o Trust accounts on which the current trustee is not listed may not sell Fund shares by phone;

     o    Corporations may not sell Fund shares by phone;

     o IRAs may only exchange Fund shares or request address changes by phone;

     o Group retirement plans may not sell Fund shares by phone; plans that allow participants to exchange by phone must provide a letter of authorization signed by the plan custodian or trustee and provide a supplemental election form signed by all plan participants.

Unless you have current ACH bank information on file, you will not be able to sell Fund shares by phone within thirty days following an address change.

Your request must be communicated to an SDC representative. You may not request any phone transactions via the automated access line.

You may cancel telephone services at any time by sending a written request to SDC. Each account owner, by accepting or adding telephone services, authorizes each of the other owners to make requests by phone. Your broker/dealer or financial advisor representative may not establish telephone services without your written authorization. SDC will send written confirmation to the address of record when telephone services are added or terminated.

During times of heavy call volume, you may not be able to get through to SDC by phone to request a sale or exchange of Fund shares. In this case, you may need to write, and it may take longer for your request to be processed. The Fund's NAV may fluctuate during this time.


The Fund and SDC will not be liable for processing requests received by phone as long as it was reasonable to believe that the request was genuine. The fund and SDC will employ reasonable procedures to confirm whether instructions received by telephone are genuine, and, if they do not, they may be liable for any losses due to unauthorized or fraudulent instructions.


Reinstatement Privilege


If you sell Fund shares, you may, within 120 calendar days, use part or all of the proceeds to buy shares of the Fund or another Seligman mutual fund (reinstate your investment) without paying an initial sales charge or, if you paid a CDSC when you sold your shares, receiving a credit for the applicable CDSC paid. This privilege is available only once each calendar year. Contact your financial advisor for more information. You should consult your tax advisor concerning possible tax consequences of exercising this privilege.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

The Fund generally pays any dividends from its net investment income quarterly and distributes net capital gains realized on investments annually.

--------------------------------------------------------------------------------
Dividend:
A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest earned on portfolio securities less expenses).

Capital Gain Distribution:
A payment to mutual fund shareholders which represents profits realized on the sale of securities in a fund's portfolio.

Ex-dividend Date:
The day on which any declared distributions (dividends or capital gains) are deducted from a fund's assets before it calculates its NAV.
--------------------------------------------------------------------------------

You may elect to:

(1)  reinvest both dividends and capital gain distributions;
(2)  receive dividends in cash and reinvest capital gain distributions; or
(3)  receive both dividends and capital gain distributions in cash.

Your dividends and capital gain distributions will be reinvested if you do not instruct otherwise or if you own Fund shares in a Seligman tax-deferred retirement plan.


If you want to change your election, you may write SDC at the address listed on the back cover of this Prospectus or, if you have telephone services, you or your financial advisor may call SDC. Your request must be received by SDC before the record date to be effective for that dividend or capital gain distribution.


Cash dividends or capital gain distributions will be sent by check to your address of record or, if you have current ACH bank information on file, directly deposited into your predesignated bank account within 3-4 business days from the payable date.

Dividends and capital gain distributions are reinvested to buy additional Fund shares on the payable date using the NAV of the ex-dividend date.

Dividends on Class B, Class C and Class D shares will be lower than the dividends on Class A shares as a result of their higher 12b-1 fees. Capital gain distributions will be paid in the same amount for each Class.

TAXES

The tax treatment of dividends and capital gain distributions is the same whether you take them in cash or reinvest them to buy additional Fund shares. Tax-deferred retirement plans are not taxed currently on dividends or capital gain distributions or on exchanges.

Dividends paid by the Fund are taxable to you as ordinary income. You may be taxed at different rates on capital gains distributed by the Fund depending on the length of time the Fund holds its assets.

When you sell Fund shares, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your shares for one year or less. However, if you sell Fund shares on which a long-term capital gain distribution has been received and you held the shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

An exchange of Fund shares is a sale and may result in a gain or loss for federal income tax purposes.

Each January, you will be sent information on the tax status of any distributions made during the previous calendar year. Because each shareholder's situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

THE SELIGMAN MUTUAL FUNDS

EQUITY

SPECIALTY
--------------------------------------------------------------------------------
Seligman Communications and
Information Fund

Seeks capital appreciation by investing in companies operating in all aspects of the communications, information, and related industries.

Seligman Global Technology Fund

Seeks long-term capital appreciation by investing primarily in global securities
(US  and  non-US)  of  companies  in  the  technology   and   technology-related
industries.

Seligman Emerging Markets Fund

Seeks long-term capital appreciation by investing primarily in equity securities of companies in emerging markets.

SMALL COMPANY
--------------------------------------------------------------------------------
Seligman Frontier Fund

Seeks growth of capital by investing primarily in small company growth stocks.

Seligman Small-Cap Value Fund

Seeks  long-term  capital   appreciation  by  investing  in  equities  of  small
companies, deemed to be "value" companies by the investment manager.

Seligman Global Smaller Companies Fund

Seeks long-term capital appreciation by investing in securities of smaller companies around the world, including the US.

MEDIUM COMPANY
--------------------------------------------------------------------------------
Seligman Capital Fund

Seeks capital appreciation by investing in the common stocks of companies with significant potential for growth.

LARGE COMPANY
--------------------------------------------------------------------------------
Seligman Growth Fund

Seeks long-term growth of capital value and an increase in future income.

Seligman Global Growth Fund

Seeks capital appreciation by investing primarily in equity securities of companies that have the potential to benefit from global economic or social trends.

Seligman Large-Cap Value Fund

Seeks  long-term  capital   appreciation  by  investing  in  equities  of  large
companies, deemed to be "value" companies by the investment manager.

Seligman Common Stock Fund

Seeks favorable, but not the highest, current income and long-term growth of both income and capital, without exposing capital to undue risk.

Seligman International Growth Fund

Seeks long-term capital appreciation by investing in securities of medium- to large-sized companies, primarily in the developed markets outside the US.

BALANCED

Seligman Income Fund

Seeks high current income and improvement in capital value over the long term, consistent with prudent risk of capital.

FIXED-INCOME

INCOME
--------------------------------------------------------------------------------
Seligman High-Yield Bond Fund

Seeks to maximize current income by investing in a diversified portfolio of high-yielding, high-risk corporate bonds, commonly referred to as "junk bonds."

Seligman U.S. Government Securities Fund

Seeks high current income primarily by investing in a diversified portfolio of securities guaranteed by the US government, its agencies, or instrumentalities, which have maturities greater than one year.

MUNICIPAL
--------------------------------------------------------------------------------
Seligman Municipal Funds:

National Fund

Seeks maximum income, exempt from regular federal income taxes.

State-specific funds:*

Seek to maximize income exempt from regular federal income taxes and from regular income taxes in the designated state.

 California                      Louisiana      New Jersey
  o  High-Yield                  Maryland       New York
  o  Quality                     Massachusetts  North Carolina
 Colorado                        Michigan       Ohio
 Florida                         Minnesota      Oregon
 Georgia                         Missouri       Pennsylvania
                                                South Carolina

*    A small portion of income may be subject to state and local taxes.



MONEY MARKET
--------------------------------------------------------------------------------
Seligman Cash Management Fund

Seeks to preserve capital and to maximize liquidity and current income, by investing only in high-quality money market securities having a maturity of 90 days or less. The fund seeks to maintain a constant net asset value of $1.00 per share.

ASSET ALLOCATION

Seligman Time Horizon/Harvester Series, Inc. is an asset-allocation type mutual fund. It offers four different asset allocation funds that pursue their investment objectives by allocating their assets among other mutual funds in the Seligman Group.

Seligman Time Horizon 30 Fund

Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in aggressive growth-oriented domestic and international equity securities weighted toward small- and medium-capitalization companies.

Seligman Time Horizon 20 Fund

Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in growth-oriented domestic and international equity securities, with a more even weighting among small-, medium- and large-capitalization companies than Seligman Time Horizon 30 Fund.

Seligman Time Horizon 10 Fund

Seeks capital appreciation by creating a portfolio of mutual funds that invests in small-, medium- and large-capitalization domestic and international equity securities as well as domestic fixed-income securities.

Seligman Harvester Fund

Seeks capital appreciation and preservation of capital with current income and growth of income by creating a portfolio of mutual funds that invests in medium- and large-capitalization domestic and international equity securities supplemented by a larger allocation of fixed-income securities and cash than Seligman Time Horizon 10 Fund.

Financial Highlights

The tables below are intended to help you understand the financial performance of the Fund's Classes for the past five years or, if less than five years, the period of the Class's operations. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. "Total return" shows the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any sales charges. Deloitte & Touche LLP, independent auditors, have audited this information. Their report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request.


                                                                                      CLASS A
                                                            ----------------------------------------------------------
                                                                              Year ended December 31,
                                                            ----------------------------------------------------------
                                                               2000        1999         1998         1997        1996
                                                            --------     --------     --------    --------    --------
Per Share Data:*
Net asset value, beginning of year......................      $14.93       $15.77       $15.92      $14.89      $14.19
                                                            --------     --------     --------    --------    --------
Income from investment operations:
   Net investment income (loss).........................        0.08         0.23         0.28        0.30        0.35
   Net gains or losses on securities (both realized and
     unrealized)........................................       (1.36)        0.39         2.32        3.18        1.81
   Net gains or losses on foreign currency transactions
     (both realized and unrealized).....................          --           --           --       (0.07)         --
                                                            --------     --------     --------    --------    --------
Total from investment operations........................       (1.28)        0.62         2.60        3.41        2.16
                                                            --------     --------     --------    --------    --------
Less distributions:
   Dividends from net investment income (loss)..........       (0.07)       (0.23)       (0.28)      (0.32)      (0.34)
   Distributions from capital gains.....................       (0.17)       (1.23)       (2.47)      (2.06)      (1.12)
                                                            --------     --------     --------    --------    --------
Total distributions.....................................       (0.24)       (1.46)       (2.75)      (2.38)      (1.46)
                                                            --------     --------     --------    --------    --------
Net asset value, end of year............................      $13.41       $14.93       $15.77      $15.92      $14.89
                                                            ========     ========     ========    ========    ========
Total Return:                                                  (8.67)%       3.82%       17.40%      23.58%      15.44%

Ratios/Supplemental Data:
Net assets, end of year (in thousands)..................    $550,547     $684,874     $760,176    $734,635    $656,260
Ratio of expenses to average net assets.................        1.12%        1.13%        1.11%       1.13%       1.15%
Ratio of net income (loss) to average net assets........        0.52%        1.49%        1.73%       1.83%       2.36%
Portfolio turnover rate.................................       61.27%       70.72%       93.67%     106.02%      56.10%


----------
See footnotes on page 16.

                                                                      CLASS B                               CLASS C
                                                ----------------------------------------------------   -------------------
                                                             Year ended
                                                             December 31,                   4/22/96**    Year    5/27/99**
                                                ----------------------------------------       to        Ended       to
                                                  2000      1999        1998      1997      12/31/96   12/31/00   12/31/99
                                                -------   -------     -------    -------    --------   --------   --------
Per Share Data:*
Net asset value, beginning of period........     $14.85    $15.71      $15.88     $14.87     $14.80     $14.87    $16.06
                                                -------   -------     -------    -------    -------    -------   -------
Income from investment operations:
   Net investment income (loss) ............      (0.04)     0.11        0.16       0.17       0.15      (0.04)    (0.01)
   Net gains or losses on securities (both
     realized and unrealized)...............      (1.34)     0.38        2.31       3.17       1.20      (1.34)    (0.07)
   Net gains or losses on foreign currency
     transactions (both realized and
     unrealized)............................         --        --          --      (0.07)        --         --        --
                                                -------   -------     -------    -------    -------    -------   -------
Total from investment operations............      (1.38)     0.49        2.47       3.27       1.35      (1.38)    (0.08)
                                                -------   -------     -------    -------    -------    -------   -------
Less distributions:
   Dividends from net investment income(loss)        --     (0.12)      (0.17)     (0.20)     (0.16)        --     (0.08)
   Distributions from capital gains.........      (0.17)    (1.23)      (2.47)     (2.06)     (1.12)     (0.17)    (1.03)
                                                -------   -------     -------    -------    -------    -------   -------
Total distributions.........................      (0.17)    (1.35)      (2.64)     (2.26)     (1.28)     (0.17)    (1.11)
                                                -------   -------     -------    -------    -------    -------   -------
Net asset value, end of period..............     $13.30    $14.85      $15.71     $15.88     $14.87     $13.32    $14.87
                                                =======   =======     =======    =======    =======    =======   =======
Total Return:                                     (9.37)%    2.97%      16.48%     22.59%      9.21%     (9.36)%    0.64%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)....    $31,196   $41,928     $35,073   $ 19,568     $6,451    $10,388    $4,420
Ratio of expenses to average net assets.....       1.87%     1.89%       1.87%      1.89%      1.92%+     1.87%     1.91%+
Ratio of net income (loss) to average net         (0.23)%    0.73%       0.97%      1.07%      1.55%+    (0.23)%   (0.08)%+
  assets....................................
Portfolio turnover rate.....................      61.27%    70.72%      93.67%    106.02%     56.10%++   61.27%    70.72%+++

                                                                                   CLASS D
                                                               ---------------------------------------------------------
                                                                            Year ended December 31,
                                                               ---------------------------------------------------------
                                                                 2000         1999         1998         1997      1996
                                                               --------     --------     --------     --------  --------
Per Share Data:*
Net asset value, beginning of year.........................    $  14.87     $  15.73     $  15.89     $  14.87  $  14.16
                                                               --------     --------     --------     --------  --------
Income from investment operations:
   Net investment income (loss)............................       (0.04)        0.11         0.16         0.17      0.24
   Net gains or losses on securities (both realized and           (1.34)        0.38         2.32         3.18      1.80
      unrealized) .........................................
   Net gains or losses on foreign currency transactions
     (both realized and unrealized)........................          --          --           --         (0.07)      --
                                                               --------     --------     --------     --------  --------
Total from investment operations...........................       (1.38)        0.49         2.48         3.28      2.04
                                                               --------     --------     --------     --------  --------
Less distributions:
   Dividends from net investment income (loss).............          --        (0.12)       (0.17)       (0.20)    (0.21)
   Distributions from capital gains........................       (0.17)       (1.23)       (2.47)       (2.06)    (1.12)
                                                               --------     --------     --------     --------  --------
Total distributions........................................       (0.17)       (1.35)       (2.64)       (2.26)    (1.33)
                                                               --------     --------     --------     --------  --------
Net asset value, end of year...............................      $13.32       $14.87       $15.73       $15.89    $14.87
                                                               ========     ========     ========     ========  ========
Total Return:                                                     (9.36)%       2.97%       16.55%       22.66%    14.58%

Ratios/Supplemental Data:
Net assets, end of year (in thousands).....................     $44,469      $72,950      $85,608     $ 80,896   $63,938
Ratio of expenses to average net assets....................        1.87%        1.89%        1.87%        1.89%     1.91%
Ratio of net income (loss) to average net assets...........       (0.23)%       0.73%        0.97%        1.07%     1.61%
Portfolio turnover rate....................................       61.27%       70.72%       93.67%      106.02%    56.10%

----------
     *    Per share amounts are calculated based on average shares outstanding.
     **   Commencement of offering of shares.
     +    Annualized.
     ++   For the year ended December 31, 1996.
     +++  For the year ended December 31, 1999.

How to Contact Us


The Fund             Write:    Corporate Communications/
                               Investor Relations Department
                               J. & W. Seligman & Co. Incorporated
                               100 Park Avenue, New York, NY 10017

                     Phone:    Toll-Free (800) 221-7844 in the US or
                               (212) 850-1864 outside the US

                     Website:  http://www.seligman.com

Your Regular
(Non-Retirement)
Account              Write:    Shareholder Services Department
                               Seligman Data Corp.
                               100 Park Avenue, New York, NY 10017

                     Phone:    Toll-Free (800) 221-2450 in the US or
                               (212) 682-7600 outside the US

                     Website:  http://www.seligman.com

Your Retirement
Account              Write:    Retirement Plan Services
                               Seligman Data Corp.
                               100 Park Avenue, New York, NY 10017

                     Phone:    Toll-Free (800) 445-1777


--------------------------------------------------------------------------------

24-hour automated telephone access is available by dialing (800) 622-4597 on a touchtone telephone. You will have instant access to price, yield, account balance, most recent transactions, and other information.

--------------------------------------------------------------------------------

For More Information

--------------------------------------------------------------------------------

The following information is available without charge upon request: Call toll-free (800) 221-2450 in the US or (212) 682-7600 outside the US. You may also call these numbers to request other information about the Fund or to make shareholder inquiries.

Statement of Additional Information (SAI) contains additional information about the Fund. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this prospectus.

Annual/Semi-Annual  Reports  contain  additional  information  about the  Fund's investments. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.
--------------------------------------------------------------------------------





                             SELIGMAN ADVISORS, INC.
                                 an affiliate of


                                     [LOGO]


                             J. & W. SELIGMAN & CO.
                                  INCORPORATED

                                ESTABLISHED 1864

                       100 Park Avenue, New York, NY 10017


Information about the Fund, including the SAI, can be viewed and copied at the SEC's Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call (202) 942-8090. The SAI, Annual/Semi-Annual reports and other information about the Fund are also available on the EDGAR Database on the SEC's Internet site: http://www.sec.gov.

Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102.

SEC FILE NUMBER: 811 - 234
================================================================================

                        SELIGMAN COMMON STOCK FUND, INC.


                       Statement of Additional Information
                                   May 1, 2001


                                 100 Park Avenue
                            New York, New York 10017
                                 (212) 850-1864
                       Toll Free Telephone: (800) 221-2450
      For Retirement Plan Information - Toll-Free Telephone: (800) 445-1777



This Statement of Additional Information (SAI) expands upon and supplements the information contained in the current Prospectus of Seligman Common Stock Fund, Inc., dated May 1, 2001 (the "Prospectus). This SAI, although not in itself a Prospectus, is incorporated by reference into the Prospectus in its entirety. It should be read in conjunction with the Prospectus, which you may obtain by writing or calling the Fund at the above address or telephone numbers.


The financial statements and notes included in the Fund's Annual Report, and the Independent Auditors' Report thereon, are incorporated herein by reference. The Annual Report will be furnished to you without charge if you request a copy of this SAI.









                                Table of Contents


      Fund History .........................................................  2
      Description of the Fund and its Investments and Risks ................  2
      Management of the Fund ...............................................  6
      Control Persons and Principal Holders of Securities ..................  10
      Investment Advisory and Other Services ...............................  11
      Brokerage Allocation and Other Practices .............................  16
      Capital Stock and Other Securities ...................................  17
      Purchase, Redemption, and Pricing of Shares ..........................  17
      Taxation of the Fund .................................................  22
      Underwriters .........................................................  23
      Calculation of Performance Data ......................................  25
      Financial Statements .................................................  28
      General Information ..................................................  28
      Appendix .............................................................  29



EQCS1A

                                  Fund History

The Fund was incorporated under the laws of the state of Maryland in 1930.

              Description of the Fund and its Investments and Risks

Classification

The Fund is a diversified open-end management investment company, or mutual fund.

Investment Strategies and Risks

The following information regarding the Fund's investments and risks supplements the information contained in the Fund's Prospectus.

Foreign Securities. The Fund may invest in commercial paper and certificates of deposit issued by foreign banks and may invest either directly or through American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), or Global Depositary Receipts (GDRs) (collectively, Depositary Receipts) in other securities of foreign issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information available about a foreign company than about a US company and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to US companies. Foreign securities may not be as liquid as US securities and there may be delays and risks attendant in local settlement procedures. Securities of foreign companies may involve greater market risk than securities of US companies, and foreign brokerage commissions and custody fees are generally higher than those in the United States. Investments in foreign securities may also be subject to local economic or political risks, political instability, the possible nationalization of issuers and the risk of expropriation or restrictions on the repatriation of proceeds of sale. In addition, foreign investments may be subject to withholding and other taxes.

Depositary Receipts are instruments generally issued by domestic banks or trust companies that represent the deposits of a security of a foreign issuer. ADRs, which are traded in dollars on US Exchanges or over-the-counter, are issued by domestic banks and evidence ownership of securities issued by foreign corporations. EDRs are typically traded in Europe. GDRs are typically traded in both Europe and the United States. Depositary Receipts may be issued under sponsored or unsponsored programs. In sponsored programs, the issuer has made arrangements to have its securities traded in the form of a Depositary Receipt. In unsponsored programs, the issuers may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored Depositary Receipt programs are generally similar, the issuers of securities represented by unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and therefore, the import of such information may not be reflected in the market value of such receipts. The Fund may invest up to 10% of its total assets in foreign securities that it holds directly, but this 10% limit does not apply to foreign securities held through Depositary Receipts which are traded in the United States or to commercial paper and certificates of deposit issued by foreign banks.

Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amounts of the Fund's assets to be invested within various countries is not known.

Forward Foreign Currency Exchange Contracts. The investment manager will consider changes in exchange rates in making investment decisions. As one way of managing exchange rate risk, the Fund may enter into forward currency exchange contracts. A forward foreign currency exchange contract is an agreement to purchase or sell a specific currency at a future date and at a price set at the time the contract is entered into. The Fund will generally enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for.

The Fund may enter into a forward contract to sell or buy the amount of a foreign currency it believes may experience a substantial movement against the US dollar. In this case the contract would approximate the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Under normal circumstances, the investment manager will limit forward currency contracts to not greater than 75% of the Fund's portfolio position in any one country as of the date the contract is entered into. This limitation will be measured at the point the hedging transaction is entered into by the Fund. Under extraordinary circumstances, the investment manager may enter into forward currency contracts in excess of 75% of the Fund's portfolio position in any one country as of the date the contract is entered into. The precise matching of the forward contract amounts and the value of securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market involvement in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under certain circumstances, the Fund may commit up to the entire value of its assets which are denominated in foreign currencies to the consummation of these contracts. The investment manager will consider the effect a substantial commitment of its assets to forward contracts would have on the investment program of the Fund and its ability to purchase additional securities.

Except as set forth above and immediately below, the Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would oblige the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. The Fund, in order to avoid excess transactions and transaction costs, may nonetheless maintain a net exposure to forward contracts in excess of the value of the Fund's portfolio securities or other assets denominated in that currency provided the excess amount is "covered" by cash or liquid, high-grade debt securities, denominated in any currency, having a value at least equal at all times to the amount of such excess. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the investment manager believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. However, the Fund may use liquid, high-grade debt securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The Fund's dealing in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the Fund is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the investment manager.

Although the Fund will seek to benefit by using forward contracts, anticipated currency movements may not be accurately predicted and the Fund may therefore incur a gain or loss on a forward contract. A forward contract may help reduce the Fund's losses on securities denominated in a hedged currency, but it may also reduce the potential gain on the securities which might result from an increase in the value of that currency.

Investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit or "spread" based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Repurchase Agreements. The Fund may enter into repurchase agreements with commercial banks and broker/dealers as a short-term cash management tool. A repurchase agreement is an agreement under which the Fund acquires a security, generally a US Government obligation, subject to resale at an agreed upon price and date. The resale price reflects an agreed upon interest rate effective for the period of time the Fund holds the security and is unrelated to the interest rate on the security. The Fund's repurchase agreements will at all times be fully collateralized.

Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, a decline in value of the underlying securities and a loss of interest. Repurchase agreements are typically entered into for periods of one week or less. As a matter of fundamental policy, the Fund will not enter into repurchase agreements of more than one week's duration if more than 10% of its net assets would be so invested.

Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933 (1933 Act)) and other securities that are not readily marketable. The Fund may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act, and the Fund's Board of Directors may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should the Board of Directors make this determination, it will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in the Fund, if and to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

Borrowing. The Fund may borrow money only from banks and only for temporary or emergency purposes in an amount not to exceed 15% of the value of its total assets. The Fund may pledge its assets only to the extent necessary to effect permitted borrowing on a secured basis.

Rights and Warrants. The Fund may invest in common stock rights and warrants believed by the investment manager to provide capital appreciation opportunities. Common stock rights and warrants received as part of a unit or attached to securities purchased (i.e., not separately purchased) are not included in the Fund's investment restrictions regarding such securities.

The Fund may not invest in rights and warrants if, at the time of acquisition, the investment in rights and warrants would exceed 5% of the Fund's net assets, valued at the lower of cost or market. In addition, no more than 2% of net assets may be invested in warrants not listed on the New York or American Stock Exchanges. For purposes of this restriction, rights and warrants acquired by the Fund in units or attached to securities may be deemed to have been purchased without cost.

Lending of Portfolio Securities. The Fund may lend portfolio securities to broker/dealers or other institutions, if the investment manager believes such loans will be beneficial to the Fund. The borrower must maintain with the Fund cash or equivalent collateral equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on the securities. The Fund may invest the collateral and earn additional income or receive an agreed upon amount of interest income from the borrower. Loans made by the Fund will generally be short-term. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The Fund may lose money if a borrower defaults on its obligation to return securities and the value of the collateral held by the Fund is insufficient to replace the loaned securities. In addition, the Fund is responsible for any loss that might result from its investment of the borrower's collateral.

Except as otherwise specifically noted above, the Fund's investment strategies are not fundamental and the Fund, with the approval of the Board of Directors, may change such strategies without the vote of shareholders.

Fund Policies

The Fund is subject to fundamental policies that place restrictions on certain types of investments. These policies cannot be changed except by vote of a majority of the Fund's outstanding voting securities. Under these policies, the Fund may not:

- Borrow money, except for temporary or emergency purposes in an amount not to exceed 15% of the value of its total assets;

- Mortgage or pledge any of its assets, except to the extent necessary to effect permitted borrowings on a secured basis and except to enter into escrow arrangements in connection with the sales of permitted call options. The Fund has no present intention of selling call options, and will not do so without the prior approval of the Fund's Board of Directors;

- Purchase securities (other than closing call options) except for investment, buy on "margin," or sell "short." The Fund has no present intention of investing in these types of securities, and will not do so without the prior approval of the Fund's Board of Directors;

- Invest more than 5% of the value of its total assets, at market value, in securities of any company which, with their predecessors, have been in operation less than three continuous years, provided, however, that securities guaranteed by a company that (including predecessors) has been in operation at least three continuous years shall be excluded from this calculation;

- Invest more than 5% of its total assets (taken at market) in securities of any one issuer, other than the US Government, its agencies or instrumentalities, buy more than 10% of the outstanding voting securities or more than 10% of all the securities of any issuer, or invest to control or manage any company;

-  Invest more than 25% of total assets at market value in any one industry;

- Invest in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization or for the purpose of hedging the Fund's obligations under its deferred compensation plan for directors;

- Purchase or hold any real estate, except the Fund may invest in securities secured by real estate or interests therein or issued by persons (including real estate investment trusts) which deal in real estate or interests therein;

- Purchase or hold the securities of any issuer, if to its knowledge, directors or officers of the Fund individually owning beneficially more than 0.5% of the securities of that other company own in the aggregate more than 5% of such securities;

- Deal with its directors or officers, or firms they are associated with, in the purchase or sale of securities of other issuers, except as broker;

-  Purchase or sell commodities and commodity contracts;

- Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act in disposing of a portfolio security;

- Make loans, except loans of portfolio securities and except to the extent the purchase of notes, bonds or other evidences of indebtedness, the entry into repurchase agreements or deposits with banks may be considered loans; or

- Write or purchase put, call, straddle or spread options except that the Fund may sell covered call options listed on a national securities exchange or quoted on NASDAQ and purchase closing call options so listed or quoted. The Fund has no present intention of entering into these types of transactions, and will not do so without the prior approval of the Fund's Board of Directors.

The Fund also may not change its investment objective without shareholder approval.

Under the Investment Company Act of 1940, as amended (1940 Act), a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (l) more than 50% of the outstanding shares of the Fund; or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

The Fund also may not acquire any securities of a registered open-end investment company or a registered unit investment trust in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act. This policy is not fundamental.

Temporary Defensive Position

In an attempt to respond to adverse market, economic, political, or other conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents, including, but not limited to, prime commercial paper, bank certificates of deposit, bankers' acceptances, or repurchase agreements for such securities, and securities of the US Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. The Fund's investments in foreign cash equivalents will be limited to those that, in the opinion of the investment manager, equate generally to the standards established for US cash equivalents. Investments in bank obligations will be limited at the time of investment to the obligations of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the US Government or state governments, and the obligations of the 100 largest foreign banks in terms of assets with branches or agencies in the United States.

Portfolio Turnover


The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average of the value of the portfolio securities owned during the year. Securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the calculation. The Fund's portfolio turnover rates for the years ended December 31, 2000 and 1999, were 61.27% and 70.72%, respectively.


                             Management of the Fund

Board of Directors

The Board of Directors provides broad supervision over the affairs of the Fund.

Management Information

Directors and officers of the Fund, together with information as to their principal business occupations during the past five years, are shown below. Each Director who is an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk. Unless otherwise indicated, their addresses are 100 Park Avenue, New York, NY 10017.


        Name,                                                                   Principal
      (Age) and           Position(s) Held                                 Occupation(s) During
       Address               With Fund                                         Past 5 Years
       -------               ---------                                         ------------
  William C. Morris*     Director, Chairman   Chairman, J. & W. Seligman & Co. Incorporated, Chairman and Chief Executive
         (63)           of the Board, Chief   Officer, the Seligman Group of investment companies; Chairman, Seligman
                         Executive Officer    Advisors, Inc., Seligman Services, Inc., and Carbo Ceramics Inc., ceramic
                        and Chairman of the   proppants for oil and gas industry; and Director, Seligman Data Corp.,
                        Executive Committee   Kerr-McGee Corporation, diversified energy company.  Formerly, Director,
                                              Daniel Industries Inc., manufacturer of oil and gas metering equipment.

    Brian T. Zino*       Director, President  Director and President, J. & W. Seligman & Co. Incorporated; President (with
         (48)             and Member of the   the exception of Seligman Quality Municipal Fund, Inc. and Seligman Select
                         Executive Committee  Municipal Fund, Inc.) and Director or Trustee, the Seligman Group of
                                              investment companies; Chairman, Seligman Data Corp.; Member of the Board of
                                              Governors of the Investment Company Institute; and Vice Chairman, ICI Mutual
                                              Insurance Company, Seligman Advisors, Inc., and Seligman Services, Inc.

        Name,                                                                   Principal
      (Age) and           Position(s) Held                                 Occupation(s) During
       Address               With Fund                                         Past 5 Years
       -------               ---------                                         ------------
    John R. Galvin            Director        Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University;
         (71)                                 Director or Trustee, the Seligman Group of investment companies; Chairman
 2714 Jodeco Circle,                          Emeritus, American Council on Germany; Governor of the Center for Creative
 Jonesboro, GA 30236                          Leadership; Director, Raytheon Co., electronics; National Defense University;
                                              and the Institute for Defense Analyses. Formerly, Director, USLIFE Corporation,
                                              life insurance;  Ambassador,  U.S. State Department for negotiations in Bosnia;
                                              Distinguished  Policy Analyst at Ohio State  University and Olin  Distinguished
                                              Professor of National  Security Studies at the United States Military  Academy.
                                              From June 1987 to June 1992, he was the Supreme  Allied  Commander,  Europe and
                                              the Commander-in-Chief, United States European Command.

   Alice S. Ilchman           Director        President Emeritus, Sarah Lawrence College; Director or Trustee, the Seligman
         (66)                                 Group of investment companies; Trustee, the Committee for Economic
 18 Highland Circle,                          Development; Chairman, The Rockefeller Foundation, charitable foundation; and
 Bronxville, NY 10708                         Director, Public Broadcasting Service (PBS).  Formerly, Trustee, The Markle
                                              Foundation,  philanthropic  organization;  and  Director,  New  York  Telephone
                                              Company; and International Research and Exchange Board, intellectual exchanges.

   Frank A. McPherson         Director        Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee
          (68)                                Corporation, a diversified energy company; Director or Trustee, the Seligman
     2601 Northwest                           Group of investment companies; Director, Kimberly-Clark Corporation, consumer
      Expressway,                             products; Conoco Inc, oil exploration and production; Bank of Oklahoma Holding
       Suite 805E                             Company; Baptist Medical Center; Oklahoma Chapter of the Nature Conservancy;
Oklahoma City, OK 73112                       Oklahoma Medical Research Foundation; and National Boys and Girls Clubs of
                                              America;  and  Oklahoma  Foundation  for  Excellence  in  Education.  Formerly,
                                              Chairman,  Oklahoma  City Public  Schools  Foundation;  and  Director,  Federal
                                              Reserve  System's  Kansas City Reserve  Bank and the  Oklahoma  City Chamber of
                                              Commerce and Member of the Business Roundtable.

    John E. Merow             Director        Retired Chairman and Senior Partner, Sullivan & Cromwell, law firm; Director
         (71)                                 or Trustee, the Seligman Group of investment companies; Director, Commonwealth
  125 Broad Street,                           Industries, Inc., manufacturers of aluminum sheet products; the Foreign Policy
  New York, NY 10004                          Association; Municipal Art Society of New York; the U.S. Council for
                                              International Business; and Vice Chairman, New York-Presbyterian Healthcare
                                              System, Inc.; Life Trustee, New York-Presbyterian Hospital;  and Member of the
                                              American Law Institute and Council on Foreign Relations.

   Betsy S. Michel            Director        Attorney; Director or Trustee, the Seligman Group of investment companies;
         (58)                                 Trustee, The Geraldine R. Dodge Foundation, charitable foundation; and World
    P.O. Box 719,                             Learning, Inc.  Formerly, Chairman of the Board of Trustees of St. George's
 Gladstone, NJ 07934                          School (Newport, RI) and, Director, the National Association of Independent
                                              Schools (Washington, DC).

        Name,                                                                   Principal
      (Age) and           Position(s) Held                                 Occupation(s) During
       Address               With Fund                                         Past 5 Years
       -------               ---------                                         ------------
   James C. Pitney            Director        Retired Partner, Pitney, Hardin, Kipp & Szuch, law firm; Director or Trustee,
         (74)                                 the Seligman Group of investment companies.  Formerly, Director, Public
Park Avenue at Morris                         Service Enterprise Group, public utility.
       County,
    P.O. Box 1945,
 Morristown, NJ 07962

   Leroy C. Richie            Director        Chairman and Chief Executive Officer, Q Standards Worldwide, Inc.; Director or
         (59)                                 Trustee, the Seligman Group of investment companies (except Seligman Cash
     Q Standards                              Management Fund, Inc.); Director, Kerr-McGee Corporation, diversified energy
 Worldwide, Inc. 920                          company; and Infinity, Inc.; Chairman, Highland Park Michigan Economic
E. Lincoln, Suite 11,                         Development Corp; Trustee, New York University Law Center Foundation and Vice
 Birmingham, MI 48009                         Chairman, Detroit Medical Center.  Formerly, Chairman and Chief Executive
                                              Officer, Capital Coating Technologies, Inc., applied coating technologies company; Vice President and General Counsel, Automotive Legal Affairs,
                                              Chrysler Corporation.

   James Q. Riordan           Director        Director or Trustee, the Seligman Group of investment companies; Director or
         (73)                                 Trustee, The Houston Exploration Company, oil exploration; The Brooklyn
   2893 S.E. Ocean                            Museum, KeySpan Energy Corporation;  and, the Committee for Economic
      Boulevard,                              Development.  Formerly, Co-Chairman of the Policy Council of the Tax
   Stuart, FL 34996                           Foundation; Director, Tesoro Petroleum Companies, Inc. and Dow Jones &
                                              Company,  Inc., a business and financial news company;  Director and President,
                                              Bekaert Corporation,  high-grade steel cord, wire and fencing products company;
                                              and Vice  Chairman,  Exxon  Mobil  Corporation,  petroleum  and  petrochemicals company; and Director, Public Broadcasting Service (PBS).

   Robert L. Shafer           Director        Retired Vice President, Pfizer Inc., pharmaceuticals; Director or Trustee,
         (68)                                 the Seligman Group of investment companies.  Formerly, Director, USLIFE
 96 Evergreen Avenue,                         Corporation, life insurance.
    Rye, NY 10580

   James N. Whitson           Director        Retire Executive Vice President and Chief Operating Officer, Sammons
         (66)                                 Enterprises, Inc., a diversified holding company; Director or Trustee, the
   6606 Forestshire                           Seligman Group of investment companies; Director, C-SPAN, cable television,
        Drive,                                and CommScope, Inc., manufacturer of coaxial cables.
   Dallas, TX 75230

 Charles C. Smith, Jr.  Vice President and    Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and
          (44)          Portfolio Manager     Portfolio Manager, Seligman Income Fund, Inc., Seligman Portfolios, Inc. and
                                              Tri-Continental Corporation.  Formerly, Senior Vice President and Senior
                                              Investment Officer, J. & W. Seligman & Co. Incorporated.

    Thomas G. Rose         Vice President     Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated, Seligman
         (43)                                 Advisors, Inc. and Seligman Data Corp.; Vice President, the Seligman Group of
                                              investment companies, Seligman Services, Inc. and  Seligman International,
                                              Inc.  Former, Treasurer, the Seligman Group of investment companies and
                                              Seligman Data Corp.

        Name,                                                                   Principal
      (Age) and           Position(s) Held                                 Occupation(s) During
       Address               With Fund                                         Past 5 Years
       -------               ---------                                         ------------
  Lawrence P. Vogel        Vice President     Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman &
         (44)              and Treasurer      Co. Incorporated; Vice President and Treasurer, the Seligman Group of
                                              investment companies.  Formerly, Senior Vice President, Finance, J. & W.
                                              Seligman & Co. Incorporated, Seligman Advisors, Inc. and Seligman Data Corp,
                                              Inc.; Vice President, Seligman Services, Inc. and Treasurer, Seligman
                                              International, Inc., and Seligman Henderson Co.

    Frank J. Nasta           Secretary        General Counsel, Senior Vice President, Law and Regulation and Corporate
         (36)                                 Secretary, J. & W. Seligman & Co. Incorporated; Secretary, the Seligman Group
                                              of investment companies, Seligman Advisors, Inc., Seligman Services, Inc.,
                                              Seligman International, Inc. and Seligman Data Corp.  Formerly, Corporate
                                              Secretary, Seligman Henderson Co.


The Executive Committee of the Board acts on behalf of the Board between meetings to determine the value of securities and assets owned by the Fund for which no market valuation is available, and to elect or appoint officers of the Fund to serve until the next meeting of the Board. The Executive Committee of the Board of Directors consists of Mr. William C. Morris, Chairman and Mr. Brian
T. Zino, President.


Directors and officers of the Fund are also directors and officers of some or all of the other investment companies in the Seligman Group.

Compensation


                                                                          Pension or             Total Compensation
                                                       Aggregate       Retirement Benefits          from Fund and
            Name and                                 Compensation      Accrued as Part of         Fund Complex Paid
       Position with Fund                            from Fund(1)        Fund Expenses           to Directors(1)(2)
       ------------------                            ------------        -------------           -------------------
William C. Morris, Director and Chairman                 N/A                 N/A                         N/A
Brian T. Zino, Director and President                    N/A                 N/A                         N/A
John R. Galvin, Director                              $1,514                 N/A                     $89,000
Alice S. Ilchman, Director                             1,514                 N/A                      92,000
Frank A. McPherson, Director                           1,486                 N/A                      89,000
John E. Merow, Director                                1,514                 N/A                      92,000
Betsy S. Michel, Director                              1,514                 N/A                      92,000
James C. Pitney, Director                              1,514                 N/A                      92,000
Leroy C. Richie, Director                                520                 N/A                      25,630
James Q. Riordan, Director                             1,514                 N/A                      89,000
Robert L. Shafer, Director                             1,458                 N/A                      86,000
James N. Whitson, Director                             1,514(3)              N/A                      92,000(3)

----------
(1)  For the Fund's year ended December 31, 2000.
(2) The Seligman Group of investment companies consists of twenty-one investment companies.
(3)  Deferred.

The Fund has adopted a deferred compensation plan under which outside directors may elect to defer receiving their fees. A director who has elected deferral of his or her fees may choose a rate of return equal to either (1) the interest rate on short-term Treasury Bills, or (2) the rate of return on the shares of certain of the investment companies advised by J. & W. Seligman & Co. Incorporated (Seligman), as designated by the director. The cost of such fees and earnings is included in directors' fees and expenses, and the accumulated balance thereof is included in other liabilities in the Fund's financial statements. The total amount of deferred compensation (including earnings) payable in respect of the Fund to Mr. Whitson as of December 31, 2000 was $25,607.

Messrs. Merow and Pitney no longer defer current compensation; however, they have accrued deferred compensation (including earnings) in the amounts of $79,734 and $37,610, respectively, as of December 31, 2000.


The Fund may, but is not obligated to, purchase shares of the other funds in the Seligman Group of investment companies to hedge its obligations in connection with the Fund's deferred compensation plan.

Sales Charges


Class A shares of the Fund may be issued without a sales charge to present and former directors, trustees, officers, employees (and their family members) of the Fund, the other investment companies in the Seligman Group, andSeligman and its affiliates. Family members are defined to include lineal descendants and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales may also be made to employee benefit plans and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by Seligman or any affiliate. The sales may be made for investment purposes only, and shares may be resold only to the Fund.


Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales related expenses as compared with sales to the general public.

Code of Ethics

Seligman, Seligman Advisors, Inc. (Seligman Advisors), their subsidiaries and affiliates, and the Seligman Group of investment companies have adopted a Code of Ethics that sets forth the circumstances under which officers, directors and employees (collectively, Employees) are permitted to engage in personal securities transactions. The Code of Ethics proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by Seligman's Director of Compliance, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Code of Ethics. The Code of Ethics prohibits Employees (including all investment team members) from purchasing or selling any security or an equivalent security that is being purchased or sold by any client, or where the Employee intends, or knows of another's intention, to purchase or sell a security on behalf of a client. The Code also prohibits all Employees from acquiring securities in a private placement or in an initial or secondary public offering, unless an exemption has been obtained from Seligman's Director of Compliance.

The Code of Ethics prohibits (1) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days of the purchase or sale of the security by a client's account (including investment company accounts) that the portfolio manager or investment team manages; (2) each Employee from engaging in short-term trading (a purchase and sale or vice-versa within 60 days); and (3) each member of an investment team from engaging in short sales of a security if, at that time, any client managed by that team has a long position in that security. Any profit realized pursuant to any of these prohibitions must be disgorged.

Employees are required, except under very limited circumstances, to engage in personal securities transactions through Seligman's order desk or through a broker/dealer designated by Seligman. All Employee personal securities transactions must be pre-cleared by Seligman's compliance department. The compliance department and the order desk maintains a list of securities that may not be purchased due to a possible conflict with clients. All Employees are also required to disclose all securities beneficially owned by them upon commencement of employment and at the end of each calendar year.

A copy of the Code of Ethics is on public file with, and is available upon request from, the Securities and Exchange Commission (SEC). You can access it through the SEC's Internet site, http://www.sec.gov.

               Control Persons and Principal Holders of Securities

Control Persons


As of April 6, 2001, there was no person or persons who controlled the Fund, either through a significant ownership of shares or any other means of control.

Principal Holders


As of April 6, 2001, 19.12% of the Fund's Class B shares of capital stock then outstanding and 13.38% of the Fund's Class D shares of capital stock then outstanding were registered in the name of Merrill Lynch, Pierce, Fenner & Smith Incorporated for the Sole Benefit of Its Customers, Attn. Fund Administration, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246. As of the same date, there were no shareholders who owned 5% or more of Class A or Class C shares of capital stock then outstanding of the Fund.

Management Ownership

As of April 6, 2001, Directors and officers of the Fund as a group owned less than 1% of the Fund's Class A shares of the then outstanding capital stock. As of the same date, no Directors and officers owned shares of the Fund's Class B shares, Class C shares or Class D shares of the then outstanding capital stock.


                     Investment Advisory and Other Services

Investment Manager


Subject to the control of the Fund's Board of Directors, Seligman manages the investment of the assets of the Fund and administers its business and other affairs pursuant to a management agreememnt approved by the Board of Directors and the shareholders of the Fund (the "Management Agreement"). Seligman also serves as investment manager to twenty-one U.S. registered investment companies which, together with the Fund, make up the "Seligman Group." There are no other management-related service contracts under which services are provided to the Fund. No person or persons, other than the directors, officers or employees of Seligman and the Fund, regularly advise the Fund with respect to its investments.

Seligman is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions, and corporations. Mr. William C. Morris, Chairman and C.E.O. of Seligman and Chairman of the Board of Directors and C.E.O. of the Fund, owns a majority of the outstanding voting securities of Seligman. See the Appendix to this SAI for information regarding the history of Seligman.


All of the officers of the Fund listed above are officers or employees of Seligman. Their affiliations with the Fund and with Seligman are provided under their principal business occupations.


The Fund pays Seligman a management fee for its services, calculated daily and payable monthly. The management fee is equal to .65% per annum of the Fund's average daily net assets on the first $1 billion of net assets, .60% per annum of the Fund's average daily net assets on the next $1 billion of net assets and
 .55% per annum of the Fund's average daily net assets in excess of $2 billion. For the year ended December 31, 2000, the Fund paid Seligman $4,637,253, equal to .65% per annum of its average daily net assets. For the year ended December 31, 1999, the Fund paid Seligman $5,555,096, equal to .65% per annum of its average daily net assets. For the year ended December 31, 1998, the Fund paid Seligman $5,594,520, equal to .65% per annum of its average daily net assets. For the period January 1, 1998 through March 30, 1998, Seligman paid fees to Seligman Henderson Co. pursuant to a subadvisory agreement in the amount of $89,387.


The Fund pays all of its expenses other than those assumed by Seligman, including brokerage commissions, administration, shareholder services and distribution fees, fees and expenses of independent attorneys and auditors, taxes and governmental fees, including fees and expenses of qualifying the Fund and its shares under Federal and State securities laws, cost of stock certificates and expenses of repurchase or redemption of shares, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of shareholders' meetings, expenses of corporate data processing and related services, shareholder record keeping and shareholder account services, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of directors of the Fund not employed by or serving as a Director of Seligman or its affiliates, insurance premiums and extraordinary expenses such as litigation expenses.

The Management Agreement provides that Seligman will not be liable to the Fund for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing its duties under the Agreement, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Agreement.

The Management Agreement was initially approved by the Board of Directors at a Meeting held on September 30, 1988 and by the shareholders at a special meeting held on December 16, 1988. Amendments to the Management Agreement, effective April 10, 1991, to increase the fee rate payable to Seligman by the Fund, were approved by the Board of Directors on January 17, 1991 and by the shareholders at a special meeting held on April 10, 1991. The amendments to the Management Agreement, effective January 1, 1996, to increase the fee rate payable to Seligman by the Fund were approved by the Fund's Board of Directors on September 21, 1995 and by the shareholders at a special meeting on December 12, 1995. The Management Agreement will continue in effect until December 31 of each year if
(1) such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Board of Directors or of the outstanding voting securities of the Fund and by a vote of a majority of the Directors who are not parties to the Management Agreement or interested persons of any such party) and
(2) Seligman shall not have notified the Fund at least 60 days prior to December 31 of any year that it does not desire such continuance. The Management Agreement may be terminated by the Fund, without penalty, on 60 days' written notice to Seligman and will terminate automatically in the event of its assignment. The Fund has agreed to change its name upon termination of the Management Agreement if continued use of the name would cause confusion in the context of Seligman's business.

Principal Underwriter

Seligman Advisors, an affiliate of Seligman, 100 Park Avenue, New York, New York 10017, acts as general distributor of the shares of the Fund and of each of the other mutual funds in the Seligman Group. Seligman Advisors is an "affiliated person" (as defined in the 1940 Act) of Seligman, which is itself an affiliated person of the Fund. Those individuals identified above under "Management Information" as directors or officers of both the Fund and Seligman Advisors are affiliated persons of both entities.

Services Provided by the Investment Manager

Under the Management Agreement, dated December 29, 1988, as amended April 10, 1991 and January 1, 1996, subject to the control of the Board of Directors, Seligman manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objectives and policies, and administers its business and other affairs. Seligman provides the Fund with such office space, administrative and other services and executive and other personnel as are necessary for Fund operations. Seligman pays all of the compensation of directors of the Fund who are employees or consultants of Seligman and of the officers and employees of the Fund. Seligman also provides senior management for Seligman Data Corp., the Fund's shareholder service agent.

Service Agreements

There are no other management-related service contracts under which services are provided to the Fund.

Other Investment Advice

No person or persons, other than directors, officers, or employees of Seligman, regularly advise the Fund with respect to its investments.

Dealer Reallowances

Dealers and financial advisors receive a percentage of the initial sales charge on sales of Class A shares and Class C shares of the Fund, as set forth below:

Class A shares:

                                                                                   Regular Dealer
                                     Sales Charge          Sales Charge              Reallowance
                                      as a % of            as a % of Net              as a % of
Amount of Purchase                Offering Price(1)       Amount Invested          Offering Price
------------------                -----------------       ---------------          --------------
Less than $50,000                        4.75%                 4.99%                    4.25%
$50,000  -  $99,999                      4.00                  4.17                     3.50
$100,000  -  $249,999                    3.50                  3.63                     3.00
$250,000  -  $499,999                    2.50                  2.56                     2.25
$500,000  -  $999,999                    2.00                  2.04                     1.75
$1,000,000 and over                       0                      0                        0

(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

Class C shares:

                                                                                   Regular Dealer
                                     Sales Charge          Sales Charge              Reallowance
                                      as a % of            as a % of Net              as a % of
Amount of Purchase                Offering Price(1)       Amount Invested          Offering Price
------------------                -----------------       ---------------          --------------
Less than $100,000                      1.00%                   1.01%                    1.00%
$100,000  -  $249,999                   0.50                    0.50                     0.50
$250,000  -  $1,000,000                   0                      0                         0

(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

Seligman Services, Inc. (Seligman Services), an affiliate of Seligman, is a limited purpose broker/dealer. Seligman Services is eligible to receive commissions from certain sales of Fund shares. For the years ended December 31, 2000, 1999 and 1998, Seligman Services received commissions in the amounts of $15,469, $27,759 and $25,939, respectively.


Rule 12b-1 Plan

The Fund has adopted an Administration, Shareholder Services and Distribution Plan (12b-1 Plan) in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.

Under the 12b-1 Plan, the Fund may pay to Seligman Advisors an administration, shareholder services and distribution fee in respect of the Fund's Class A, Class B, Class C, and Class D shares. Payments under the 12b-1 Plan may include, but are not limited to: (1) compensation to securities dealers and other organizations (Service Organizations) for providing distribution assistance with respect to assets invested in the Fund; (2) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Fund shareholders; and (3) otherwise promoting the sale of shares of the Fund, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and defraying Seligman Advisors' costs incurred in connection with its marketing efforts with respect to shares of the Fund. Seligman, in its sole discretion, may also make similar payments to Seligman Advisors from its own resources, which may include the management fee that Seligman receives from the Fund. Payments made by the Fund under the 12b-1 Plan are intended to be used to encourage sales of shares of the Fund, as well as to discourage redemptions.

Fees paid by the Fund under the 12b-1 Plan with respect to any class of shares may not be used to pay expenses incurred solely in respect of any other class or any other Seligman fund. Expenses attributable to more than one class of the Fund are allocated between the classes in accordance with a methodology approved by the Fund's Board of Directors. Expenses of distribution activities that benefit both the Fund and other Seligman funds will be allocated among the applicable funds based on relative gross sales during the quarter in which such expenses are incurred, in accordance with a methodology approved by the Board.

Class A


Under the 12b-1 Plan, the Fund, with respect to Class A shares, is authorized to pay quarterly to Seligman Advisors a service fee at an annual rate of up to .25% of the average daily net asset value of the Class A shares. This fee is used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing fee of up to .25% on an annual basis, payable quarterly, of the average daily net assets of Class A shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The fee payable to Service Organizations from time to time shall, within such limits, be determined by the Directors of the Fund. The Fund is not obligated to pay Seligman Advisors for any such costs it incurs in excess of the fee described above. No expense incurred in one year by Seligman Advisors with respect to Class A shares of the Fund may be paid from Class A 12b-1 fees received from the Fund in any other year. If the Fund's 12b-1 Plan is terminated in respect of Class A shares, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class A shares. The total amount paid by the Fund to Seligman Advisors in respect of Class A shares for the year ended December 31, 2000 was $1,520,503, equivalent to .25% per annum of the Class A shares' average daily net assets.

Class B

Under the 12b-1 Plan, the Fund, with respect to Class B shares, is authorized to pay monthly a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class B shares. This fee is comprised of (1) a distribution fee equal to .75% per annum, which is paid directly to a third party, which has purchased Seligman Advisor's rights to this fee (the "Purchaser") to compensate it for having funded, at the time of sale of Class B shares (i) a 4% sales commission to Service Organizations and (ii) a payment of up to .25% of sales to Seligman Advisors to help defray its costs of distributing Class B shares; and
(2) a service fee of up to .25% per annum which is paid to Seligman Advisors. The service fee is used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing service fee of up to .25% on an annual basis, payable quarterly, of the average daily net assets of Class B shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The amounts expended by Seligman Advisors or the Purchaser in any one year upon the initial purchase of Class B shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund's 12b-1 Plan permits expenses incurred in respect of Class B shares in one year to be paid from Class B 12b-1 fees received from the Fund in any other year; however, in any fiscal year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above. Seligman Advisors and the Purchaser are not reimbursed for expenses which exceed such fees. If the Fund's 12b-1 Plan is terminated in respect of Class B shares, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors or the Purchaser with respect to Class B shares. The total amount paid by the Fund in respect of Class B shares for the year ended
December 31, 2000 was $342,157, equivalent to 1% per annum of the Class B shares' average daily net assets.

Class C

Under the 12b-1 Plan, the Fund, with respect to Class C shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class C shares. This fee is used by Seligman Advisors as follows: During the first year following the sale of Class C shares, a distribution fee of .75% of the average daily net assets attributable to Class C shares is used, along with any CDSC proceeds during the first eighteen months, to (1) reimburse Seligman Advisors for its payment at the time of sale of Class C shares of a 1.25% sales commission to Service Organizations, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class C shares, a service fee of up to .25% of the average daily net assets attributable to such Class C shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class C shares of a service fee of .25% of the net asset value of the Class C share sold (for shareholder services to be provided to Class C shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class C shares, the entire 12b-1 fee attributable to such Class C shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Fund. The total amount paid by the Fund to

Seligman Advisors in respect of Class C shares for the year ended December 31, 2000 was $67,500, equivalent to 1% per annum of the Class C shares' average daily net assets.


The amounts expended by Seligman Advisors in any one year with respect to Class C shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class C shares in one year to be paid from Class C 12b-1 fees in any other year; however, in any year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above.


As of December 31, 2000, Seligman Advisors incurred $98,804 of unreimbursed expenses in respect of the Fund's Class C shares. This amount is equal to 0.95% of the net assets of Class C shares at December 31, 2000.


If the Fund's 12b-1 Plan is terminated in respect of Class C shares of the Fund, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class C shares.

Class D


Under the 12b-1 Plan, the Fund, with respect to Class D shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class D shares. This fee is used by Seligman Advisors as follows: During the first year following the sale of Class D shares, a distribution fee of .75% of the average daily net assets attributable to such Class D shares is used, along with any CDSC proceeds, to
(1) reimburse Seligman Advisors for its payment at the time of sale of Class D shares of a .75% sales commission to Service Organizations, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class D shares, a service fee of up to .25% of the average daily net assets attributable to such Class D shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class D shares of a service fee of .25% of the net asset value of the Class D shares sold (for shareholder services to be provided to Class D shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class D shares, the entire 12b-1 fee attributable to such Class D shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Fund. The total amount paid by the Fund to Seligman Advisors in respect of Class D shares for the year ended December 31, 2000 was $544,279, equivalent to 1% per annum of the Class D shares' average daily net assets.


The amounts expended by Seligman Advisors in any one year with respect to Class D shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class D shares in one year to be paid from Class D 12b-1 fees in any other year; however, in any year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above.


As of December 31, 2000, Seligman Advisors incurred $138,501 of unreimbursed expenses in respect of the Fund's Class D shares. This amount is equal to 0.31% of the net assets of Class D shares at December 31, 2000.


If the Fund's 12b-1 Plan is terminated in respect of Class D shares of the Fund, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class D shares.


Payments made by the Fund under the 12b-1 Plan for the year ended December 31, 2000, were spent on the following activities in the following amounts:

                                                 Class A       Class B*       Class C        Class D
                                                 -------       --------       -------        -------
Compensation to underwriters                   $   -0-         $  -0-         $55,548         $ 31,304

Compensation to broker/dealers                 $1,520,503      $ 85,630       $11,952         $512,975

Other*                                         $   -0-         $256,527       $ -0-           $  -0-

* Payment is made to the Purchaser to compensate it for having funded at the time of sale, payments to broker/dealers and underwriters.


The 12b-1 Plan was approved on July 16, 1992 by the Board of Directors, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan (Qualified Directors) and was approved by shareholders of the Fund at a Special Meeting of the Shareholders held on November 23, 1992. The 12b-1 Plan became effective in respect of the Class A shares on January 1, 1993. The 12b-1 Plan was approved in respect of the Class B shares on March 21, 1996 by the Board of Directors of the Fund, including a majority of the Qualified Directors, and became effective in respect of the Class B shares on April 22, 1996. The 12b-1 Plan was approved in respect of the Class C shares on May 20, 1999 by the Directors, including a majority of the Qualified Directors, and became effective in respect of the Class C shares on June 1, 1999. The 12b-1 Plan was approved in respect of the Class D shares on March 18, 1993 by the Directors, including a majority of the Qualified Directors, and became effective in respect of the Class D shares on May 1, 1993. The 12b-1 Plan will continue in effect until December 31 of each year so long as such continuance is approved annually by a majority vote of both the Directors of the Fund and the Qualified Directors, cast in person at a meeting called for the purpose of voting on such approval. The 12b-1 Plan may not be amended to increase materially the amounts payable to Service Organizations with respect to a class without the approval of a majority of the outstanding voting securities of the class. If the amount payable in respect of Class A shares under the 12b-1 Plan is proposed to be increased materially, the Fund will either (1) permit holders of Class B shares to vote as a separate class on the proposed increase or (2) establish a new class of shares subject to the same payment under the 12b-1 Plan as existing Class A shares, in which case the Class B shares will thereafter convert into the new class instead of into Class A shares. No material amendment to the 12b-1 Plan may be made except by vote of a majority of both the Directors and the Qualified Directors.

The 12b-1 Plan requires that the Treasurer of the Fund shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the 12b-1 Plan. Rule 12b-1 also requires that the selection and nomination of Directors who are not "interested persons" of the Fund be made by such disinterested Directors. The 12b-1 Plan is reviewed by the Directors annually.


Seligman Services acts as a broker/dealer of record for shareholder accounts that do not have a designated financial advisor and receives compensation pursuant to the Fund's 12b-1 Plan for providing personal services and account maintenance to such accounts and other distribution services. For the years ended December 31, 2000, 1999 and 1998, Seligman Services received distribution and service fees pursuant to the Fund's 12b-1 Plan of $264,694, $397,031 and $459,344, respectively.


                    Brokerage Allocation and Other Practices

Brokerage Transactions

Seligman will seek the most favorable price and execution in the purchase and sale of portfolio securities of the Fund. When two or more of the investment companies in the Seligman Group or other investment advisory clients of Seligman desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by Seligman in a manner believed to be equitable to each. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.

In over-the-counter markets, the Fund deals with responsible primary market makers unless a more favorable execution or price is believed to be obtainable. The Fund may buy securities from or sell securities to dealers acting as principal, except dealers with which its directors and/or officers are affiliated.


For the years ended December 31, 2000, 1999 and 1998, the Fund paid total brokerage commissions to others for execution, research and statistical services in the amounts of $991,971, $1,339,635 and $2,078,069, respectively.

Commissions

For the years ended December 31, 2000, 1999 and 1998, the Fund did not execute any portfolio transactions with, and therefore did not pay any commissions to, any broker affiliated with either the Fund, Seligman, or Seligman Advisors.

Brokerage Selection

Consistent with seeking the most favorable price and execution when buying or selling portfolio securities, Seligman may give consideration to the research, statistical, and other services furnished by brokers or dealers to Seligman for its use, as well as the general attitude toward and support of investment companies demonstrated by such brokers or dealers. Such services include supplemental investment research, analysis, and reports concerning issuers, industries, and securities deemed by Seligman to be beneficial to the Fund. In addition, Seligman is authorized to place orders with brokers who provide supplemental investment and market research and security and economic analysis although the use of such brokers may result in a higher brokerage charge to the Fund than the use of brokers selected solely on the basis of seeking the most favorable price and execution and although such research and analysis may be useful to Seligman in connection with its services to clients other than the Fund.

Directed Brokerage


During the year ended December 31, 2000, neither the Fund nor Seligman, through an agreement or understanding with a broker, or otherwise through an internal allocation procedure, directed any of the Fund's brokerage transactions to a broker because of research services provided.

Regular Broker-Dealers

During the year ended December 31, 2000, the Fund acquired securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or of their parents. The Fund held securities of Citigroup, Inc., the parent company of Salomon Smith Barney, with an aggregate value of $18,457,357 and held securities of Merrill Lynch & Co. Incorporated, the parent company of Merrill Lynch, Pierce, Fenner & Smith, Incorporated, with an aggregate value of $8,816,644 as of December 31, 2000.


                       Capital Stock and Other Securities

Capital Stock

The Fund is authorized to issue 500,000,000 shares of capital stock, each with a par value of $0.50, divided into four classes, designated Class A common stock, Class B common stock, Class C common stock, and Class D common stock. Each share of the Fund's Class A, Class B, Class C, and Class D common stock is equal as to earnings, assets, and voting privileges, except that each class bears its own separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or Maryland law. The Fund has adopted a multiclass plan pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes of common stock. In accordance with the Articles of Incorporation, the Board of Directors may authorize the creation of additional classes of common stock with such characteristics as are permitted by the multiclass plan and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. All shares have noncumulative voting rights for the election of directors. Each outstanding share is fully paid and non-assessable, and each is freely transferable. There are no liquidation, conversion, or preemptive rights.

Other Securities

The Fund has no authorized securities other than common stock.

                   Purchase, Redemption, and Pricing of Shares

Purchase of Shares

Class A

Class A shares may be purchased at a price equal to the next determined net asset value per share, plus an initial sales charge.

Purchases of Class A shares by a "single person" (as defined below under "Persons Entitled to Reductions") may be eligible for the following reductions in initial sales charges:

Volume Discounts are provided if the total amount being invested in Class A shares of the Fund alone, or in any combination of shares of the other mutual funds in the Seligman Group which are sold with an initial sales charge, reaches levels indicated in the sales charge schedule set forth in the Prospectus.

The Right of Accumulation allows an investor to combine the amount being invested in Class A shares of the Fund and shares of the other Seligman mutual funds sold with an initial sales charge with the total net asset value of shares of those mutual funds already owned that were sold with an initial sales charge and the total net asset value of shares of Seligman Cash Management Fund which were acquired through an exchange of shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase to determine reduced sales charges in accordance with the schedule in the prospectus. The value of the shares owned, including the value of shares of Seligman Cash Management Fund acquired in an exchange of shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase will be taken into account in orders placed through a dealer, however, only if Seligman Advisors is notified by an investor or a dealer of the amount owned by the investor at the time the purchase is made and is furnished sufficient information to permit confirmation.

A Letter of Intent allows an investor to purchase Class A shares over a 13-month period at reduced initial sales charges in accordance with the schedule in the Prospectus, based on the total amount of Class A shares of the Fund that the letter states the investor intends to purchase plus the total net asset value of shares that were sold with an initial sales charge of the other Seligman mutual funds already owned and the total net asset value of shares of Seligman Cash Management Fund which were acquired through an exchange of shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase. Reduced sales charges also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of a letter of intent.

Persons Entitled To Reductions. Reductions in initial sales charges apply to purchases of Class A shares by a "single person," including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended, organizations tax exempt under Section 501(c)(3) or (13) of the Internal Revenue Code, and non-qualified employee benefit plans that satisfy uniform criteria are considered "single persons" for this purpose. The uniform criteria are as follows:

     1. Employees must authorize the employer, if requested by the Fund, to receive in bulk and to distribute to each participant on a timely basis the Fund prospectus, reports, and other shareholder communications.

     2. Employees participating in a plan will be expected to make regular periodic investments (at least annually). A participant who fails to make such investments may be dropped from the plan by the employer or the Fund 12 months and 30 days after the last regular investment in his account. In such event, the dropped participant would lose the discount on share purchases to which the plan might then be entitled.

     3. The employer must solicit its employees for participation in such an employee benefit plan or authorize and assist an investment dealer in making enrollment solicitations.

Eligible Employee Benefit Plans. The table of sales charges in the Prospectus applies to sales to "eligible employee benefit plans," except that the Fund may sell shares at net asset value to "eligible employee benefit plans" which have at least (1) $500,000 invested in the Seligman Group of mutual funds or (2) 50 eligible employees to whom such plan is made available. Such sales must be made in connection with a payroll deduction system of plan funding or other systems acceptable to Seligman Data Corp., the Fund's shareholder service agent. "Eligible employee benefit plan" means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Fund shares. Sales of shares to such plans must be made in connection with a payroll deduction system of plan funding or other system acceptable to Seligman Data Corp. Section 403(b) plans sponsored by public educational institutions are not eligible for net asset value purchases based on the aggregate investment made by the plan or number of eligible employees.

Such sales are believed to require limited sales effort and sales-related expenses and therefore are made at net asset value. Contributions or account information for plan participation also should be transmitted to Seligman Data Corp. by methods which it accepts. Additional information about "eligible employee benefit plans" is available from financial advisors or Seligman Advisors.

Further Types of Reductions. Class A shares may also be issued without an initial sales charge in the following instances:

(1) to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in Fund shares;

(2) to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act;

(3) to registered representatives and employees (and their spouses and minor children) of any dealer that has a sales agreement with Seligman Advisors;

(4)  to financial institution trust departments;

(5) to registered investment advisers exercising discretionary investment authority with respect to the purchase of Fund shares;

(6) to accounts of financial institutions or broker/dealers that charge account management fees, provided Seligman or one of its affiliates has entered into an agreement with respect to such accounts;

(7) pursuant to sponsored arrangements with organizations which make recommendations to, or permit group solicitations of, its employees, members or participants in connection with the purchase of shares of the Fund;

(8) to other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside Directors, or pursuant to a "fund of funds" arrangement;

(10) to those partners and employees of outside counsel to the Fund or its directors or trustees who regularly provide advice and services to the Fund, to other funds managed by Seligman, or to their directors or trustees; and

(11) in connection with sales pursuant to a 401(k) alliance program which has an agreement with Seligman Advisors.

CDSC Applicable to Class A Shares. Class A shares purchased without an initial sales charge due to a purchase of $1,000,000 or more either alone or through a Volume Discount, Right of Accumulation, or Letter of Intent are subject to a CDSC of 1% on redemptions of such shares within eighteen months of purchase. Employee benefit plans eligible for net asset value sales may be subject to a CDSC of 1% for terminations at the plan level only, on redemptions of shares purchased within eighteen months prior to plan termination. The 1% CDSC will be waived on shares that were purchased through Morgan Stanley Dean Witter & Co. by certain Chilean institutional investors (i.e., pension plans, insurance companies, and mutual funds). Upon redemption of such shares within an eighteen-month period, Morgan Stanley Dean Witter will reimburse Seligman Advisors a pro rata portion of the fee it received from Seligman Advisors at the time of sale of such shares.

See "CDSC Waivers" below for other waivers which may be applicable to Class A shares.

Class B

Class B shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class B shares are subject to a CDSC if the shares are redeemed within six years of purchase at rates set forth in the table below, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Years Since Purchase                                         CDSC
--------------------                                         ----
Less than 1 year ..........................................   5%
1 year or more but less than 2 years ......................   4%
2 years or more but less than 3 years .....................   3%
3 years or more but less than 4 years .....................   3%
4 years or more but less than 5 years .....................   2%
5 years or more but less than 6 years .....................   1%
6 years or more ...........................................   0%

Approximately eight years after purchase, Class B shares will convert automatically to Class A shares. Shares purchased through reinvestment of dividends and distributions on Class B shares also will convert automatically to Class A shares along with the underlying shares on which they were earned.

Conversion occurs at the end of the month which precedes the eighth anniversary of the purchase date. If Class B shares of the Fund are exchanged for Class B shares of another Seligman Mutual Fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period of the shares exchanged will be tacked onto the holding period of the shares acquired. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher or longer than the CDSC schedule relating to the new Class B shares. In addition, Class B shares of the Fund acquired by exchange will be subject to the Fund's CDSC schedule if such schedule is higher or longer than the CDSC schedule relating to the Class B shares of the Seligman mutual fund from which the exchange has been made.

Class C

Class C shares may be purchased at a price equal to the next determined net asset value, plus an initial sales charge. Purchases of Class C shares by a "single person" may be eligible for the reductions in initial sales charges described above for Class A shares. Class C shares are subject to a CDSC of 1% if the shares are redeemed within eighteen months of purchase, charges as a percentage of the current net asset value or the original purchase price, whichever is less.

Class D

Class D shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class D shares are subject to a CDSC of 1% if the shares are redeemed within one year of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class D shares do not automatically convert to Class A shares after eight years.

Systematic Withdrawals. Class B, Class C and Class D shareholders who reinvest both their dividends and capital gain distributions to purchase additional shares of the Fund may use the Systematic Withdrawal Plan to withdraw up to 12%, 10%, and 10%, respectively, of the value of their accounts per year without the imposition of a CDSC. Account value is determined as of the date the systematic withdrawals begin.

CDSC Waivers. The CDSC on Class B, Class C and Class D shares (and certain Class A shares, as discussed above) will be waived or reduced in the following instances:

(1) on redemptions following the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a shareholder or beneficial owner;


(2)  in connection with (1) distributions  from retirement plans qualified under
     Section 401(a) of the Internal Revenue Code when such redemptions are necessary to make distributions to plan participants (such payments include, but are not limited to, death, disability, loans, retirement, or separation of service), (2) distributions from a custodial account under
     Section 403(b)(7) of the Internal Revenue Code or an IRA due to death, disability, minimum distribution requirements after attainment of age 70 1/2 or, for accounts established prior to January 1, 1998, attainment of age 59 1/2, and (3) a tax-free return of an excess contribution to an IRA;


(3) in whole or in part, in connection with shares sold to current and retired Directors of the Fund;

(4) in whole or in part, in connection with shares sold to any state, county, or city or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of any registered investment management company;

(5)  in whole or in part, in connection with systematic withdrawals;

(6) in connection with participation in the Merrill Lynch Small Market 401(k) Program;


(7) on incidental redemptions to cover administrative expenses (such expenses include, but are not limited to, trustee fees, wire fees or courier fees) not to exceed $25.00 per occurrence.


If, with respect to a redemption of any Class A, Class B, Class C or Class D shares sold by a dealer, the CDSC is waived because the redemption qualifies for a waiver as set forth above, the dealer shall remit to Seligman Advisors promptly upon notice, an amount equal to the payment or a portion of the payment made by Seligman Advisors at the time of sale of such shares.

Payment in Securities. In addition to cash, the Fund may accept securities in payment for Fund shares sold at the applicable public offering price (net asset value and, if applicable, any sales charge), although the Fund does not presently intend to accept securities in payment for Fund shares. Generally, the Fund will only consider accepting securities (l) to increase its holdings in a portfolio security, or (2) if Seligman determines that the offered securities are a suitable investment for the Fund and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that the Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. The Fund may reject in whole or in part offers to pay for Fund shares with securities, may require partial payment in cash for applicable sales charges, and may discontinue accepting securities as payment for Fund shares at any time without notice. The Fund will not accept restricted securities in payment for shares. The Fund will value accepted securities in the manner provided for valuing portfolio securities of the Fund.

Fund Reorganizations

Class A shares and Class C shares may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of shares of the Fund if the Fund is combined with another Seligman mutual fund, or in connection with a similar reorganization transaction.

Offering Price

When you buy or sell Fund shares, you do so at the Class's net asset value (NAV) next calculated after Seligman Advisors accepts your request. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares.

NAV per share of each class of the Fund is determined as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time), on each day that the NYSE is open for business. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Fund will also determine NAV for each class on each day in which there is a sufficient degree of trading in the Fund's portfolio securities that the NAV of Fund shares might be materially affected. NAV per share for a class is computed by dividing such class's share of the value of the net assets of the Fund (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of the Fund, including the management fee, are accrued daily and taken into account for the purpose of determining NAV. The NAV of Class B, Class C and Class D shares will generally be lower than the NAV of Class A shares as a result of the higher 12b-1 fees with respect to such shares.

Portfolio securities are valued at the last sales price on the securities exchange or securities market on which such securities primarily are traded. Securities not listed on an exchange or securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked price, except in the case of open short positions where the asked price is available. Securities traded on a foreign exchange or over-the-counter market are valued at the last sales price on the primary exchange or market on which they are traded. United Kingdom securities and securities for which there are no recent sales transactions are valued based on quotations provided by primary market makers in such securities. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in accordance with procedures approved by the Board of Directors. Short-term obligations with less than 60 days remaining to maturity are generally valued at amortized cost. Short-term obligations with more than 60 days remaining to maturity will be valued at current market value until the sixtieth day prior to maturity, and will then be valued on an amortized cost basis based on the value on such date unless the Board determines that this amortized cost value does not represent fair market value. Expenses and fees, including the investment management fee, are accrued daily and taken into account for the purpose of determining the net asset value of Fund shares.

Generally, trading in foreign securities, as well as US Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the shares of the Fund are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE.

For purposes of determining the net asset value per share of the Fund, all assets and liabilities initially expressed in foreign currencies will be converted into US dollars at the mean between the bid and offer prices of such currencies against US dollars quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.

Specimen Price Make-Up


Under the current distribution arrangements between the Fund and Seligman Advisors, Class A shares and Class C shares are sold with a maximum initial sales charge of 4.75% and 1.00%(1), respectively, and Class B and Class D shares are sold at NAV(2). Using each Class's NAV at December 31, 2000, the maximum offering price of the Fund's shares is as follows:

     Class A
          Net asset value per share .......................     $   13.41

          Maximum sales charge (4.75% of offering price) ..           .67
                                                                ---------

          Offering price to public ........................     $   14.08
                                                                =========

     Class B
          Net asset value and offering price per share(2) .     $   13.30
                                                                =========

     Class C
          Net asset value per share .......................     $   13.32

          Maximum sales charge (1.00% of offering price(1))           .13
                                                                ---------

          Offering price to public ........................     $   13.45
                                                                =========

     Class D
          Net asset value and offering price per share(2) .     $   13.32
                                                                =========
----------
(1) In addition to the front-end sales charge of 1.00%, Class C shares is subject to a 1% CDSC if you redeem your shares within 18 months of purchase.

(2) Class B shares are subject to a CDSC declining from 5% in the first year after purchase to 0% after six years. Class D shares are subject to a 1% CDSC if you redeem your shares within one year of purchase.


Redemption in Kind

The procedures for selling Fund shares under ordinary circumstances are set forth in the Prospectus. In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven days, if the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on, the NYSE during periods of emergency, or such other periods as ordered by the SEC. Under these circumstances, redemption proceeds may be made in securities. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities to cash.

                              Taxation of the Fund

The Fund is qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. For each year so qualified, the Fund will not be subject to federal income taxes on its net investment income and capital gains, if any, realized during any taxable year, which it distributes to its shareholders, provided that at least 90% of its net investment income and net short-term capital gains are distributed to shareholders each year.

Dividends from net investment income and distributions from net short-term capital gains are taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. To the extent designated as derived from the Fund's dividend income that would be eligible for the dividends received deduction if the Fund were not a regulated investment company, they are eligible, subject to certain restrictions, for the 70% dividends received deduction for corporations.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over any net short-term losses) are taxable as long-term capital gain, whether received in cash or invested in additional shares, regardless of how long the shares have been held by a shareholder. Such distributions are not eligible for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as having received a distribution in an amount equal to the fair market value on the date of distribution of the shares received. Individual shareholders generally will be subject to federal tax on distributions of net capital gains at a maximum rate of 20% if designated as derived from the Fund's capital gains from property held for more than one year.

Any gain or loss realized upon a sale or redemption of shares in the Fund by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. Individual shareholders will be subject to federal income tax on net capital gains at a maximum rate of 20% in respect of shares held for more than one year. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less, any loss realized will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distribution. In addition, no loss will be allowed on the sale or other disposition of shares of the Fund if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (including shares acquired through dividend reinvestment) securities that are substantially identical to the shares of the Fund.

In determining gain or loss on shares of the Fund that are sold or exchanged within 90 days after acquisition, a shareholder generally will not be permitted to include in the tax basis attributable to such shares the sales charge incurred in acquiring such shares to the extent of any subsequent reduction of the sales charge by reason of the Exchange or Reinstatement Privilege offered by the Fund. Any sales charge not taken into account in determining the tax basis of shares sold or exchanged within 90 days after acquisition will be added to the shareholder's tax basis in the shares acquired pursuant to the Exchange or Reinstatement Privilege.

The Fund will generally be subject to an excise tax of 4% on the amount of any income or capital gains, above certain permitted levels, distributed to shareholders on the basis such that such income or gain is not taxable to shareholders in the calendar year in which it was earned by the Fund.
Furthermore, dividends declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by the Fund and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.

Shareholders are urged to consult their tax advisors concerning the effect of federal income taxes in their individual circumstances.

Unless a shareholder includes a certified taxpayer identification number (social security number for individuals) on the account application and certifies that the shareholder is not subject to backup withholding, the fund is required to withhold and remit to the US Treasury a portion of distributions and other reportable payments to the shareholder. The rate of backup withholding is 31%. Shareholders should be aware that, under regulations promulgated by the Internal Revenue Service, the Fund may be fined $50 annually for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed, the Fund may charge a service fee of up to $50 that may be deducted from the shareholder's account and offset against any undistributed dividends and capital gain distributions. The Fund also reserves the right to close any account which does not have a certified taxpayer identification number.

                                  Underwriters

Distribution of Securities

The Fund and Seligman Advisors are parties to a Distributing Agreement dated January 1, 1993 under which Seligman Advisors acts as the exclusive agent for distribution of shares of the Fund. Seligman Advisors accepts orders for the purchase of Fund shares, which are offered continuously. As general distributor of the Fund's capital stock, Seligman Advisors allows reallowances to all dealers on sales of Class A shares and Class C shares, as set forth above under "Dealer Reallowances." Seligman Advisors retains the balance of sales charges and any CDSCs paid by investors.


Total initial sales charges paid by shareholders of Class A shares of the Fund for the years ended December 31, 2000, 1999 and 1998 amounted to $185,869 $372,578 and $508,356, respectively, of which $21,706, $43,442 and $58,596, respectively, was retained by Seligman Advisors. Total initial sales charges paid by shareholders of Class C shares of the Fund for the year ended December 31, 2000 and the period from May 27, 1999 (inception) to December 31, 1999 amounted to $55,050 and $43,977, none of which was retained by Seligman Advisors. No Class C shares of the Fund were issued or outstanding during the year ended December 31, 1998.


Compensation

Seligman Advisors, which is an affiliated person of Seligman, which is an affiliated person of the Fund, received the following commissions and other compensation from the Fund during the year ended December 31, 2000:


         Net Underwriting                Compensation on
           Discounts and                 Redemptions and
     Commissions (Class A and         Repurchases (CDSC on
      Class C Sales Charges           Class A, Class C and             Brokerage               Other
             Retained)              Class D Shares Retained)          Commissions         Compensation(1)
             ---------              -----------------------           -----------         ---------------
               $21,706                      $17,206                      $-0-                  $4,975

(1) Seligman Advisors has sold its rights to collect the distribution fees paid by the Fund in respect of Class B shares and any CDSC imposed on redemptions of Class B shares to the Purchaser in connection with an arrangement discussed above under "Rule 12b-1 Plan." In connection with this arrangement, Seligman Advisors receives payments from the Purchaser based on the value of Class B shares sold. Such payments received for the year ended December 31, 2000 are reflected in the table.


Other Payments

Seligman Advisors shall pay broker/dealers, from its own resources, a fee on purchases of Class A shares of $1,000,000 or more (NAV sales), calculated as follows: 1.00% of NAV sales up to but not including $2 million; .80% of NAV sales from $2 million up to but not including $3 million; .50% of NAV sales from $3 million up to but not including $5 million; and .25% of NAV sales from $5 million and above. The calculation of the fee will be based on assets held by a "single person," including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated purchases made on behalf of any other fiduciary or individual account.

Seligman Advisors shall also pay broker/dealers, from its own resources, a fee on assets of certain investments in Class A shares of the Seligman mutual funds participating in an "eligible employee benefit plan" that are attributable to the particular broker/dealer. The shares eligible for the fee are those on which an initial sales charge was not paid because either the participating eligible employee benefit plan has at least (1) $500,000 invested in the Seligman mutual funds or (2) 50 eligible employees to whom such plan is made available. Class A shares representing only an initial purchase of Seligman Cash Management Fund are not eligible for the fee. Such shares will become eligible for the fee once they are exchanged for shares of another Seligman mutual fund. The payment is based on cumulative sales for each Plan during a single calendar year, or portion thereof. The payment schedule, for each calendar year, is as follows:
1.00% of sales up to but not including $2 million; .80% of sales from $2 million up to but not including $3 million; .50% of sales from $3 million up to but not including $5 million; and .25% of sales from $5 million and above.

Seligman Advisors may from time to time assist dealers by, among other things, providing sales literature to, and holding informational programs for the benefit of, dealers' registered representatives. Dealers may limit the participation of registered representatives in such informational programs by means of sales incentive programs which may require the sale of minimum dollar amounts of shares of Seligman mutual funds. Seligman Advisors may from time to time pay a bonus or other incentive to dealers that sell shares of the Seligman mutual funds. In some instances, these bonuses or incentives may be offered only to certain dealers which employ registered representatives who have sold or may sell a significant amount of shares of the Fund and/or certain other mutual funds managed by Seligman during a specified period of time. Such bonus or other incentive will be made in the form of cash or, if permitted, may take the form of non-cash payments. The non-cash payments will include (i) business seminars at Seligman's headquarters or other locations, (ii) travel expenses, including meals, entertainment and lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or outside the United States, or (iii) the receipt of certain merchandise. The cash payments may include payment of various business expenses of the dealer. The cost to Seligman Advisors of such promotional activities and payments shall be consistent with the rules of the National Association of Securities Dealers, Inc., as then in effect.

                         Calculation of Performance Data

Class A


The average annual total returns for the Fund's Class A shares for the one-, five-, and ten-year periods ended December 31, 2000, were (12.98)%, 8.62% and 12.14%, respectively. These returns were computed by subtracting the maximum sales charge of 4.75% of the public offering price and assuming that all of the dividends and capital gain distributions paid by the Fund's Class A shares, if any, were reinvested over the relevant periods. It was then assumed that at the end of the one-, five- and ten-year periods, the entire amount was redeemed. The average annual total return was then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return). Table A below illustrates the total return (income and capital) on Class A shares of the Fund, assuming all dividend and capital gain distributions are reinvested in additional shares. It shows that a $1,000 investment in Class A shares made on December 31, 1990 had a value of $3,146 on December 31, 2000, resulting in an aggregate total return of 214.59%.

Class B

The average annual total returns for the Fund's Class B shares for the one-year period ended December 31, 2000 and for the period from April 22, 1996 (inception) through December 31, 2000, were (13.85)% and 8.03%, respectively. These returns were computed assuming that all of the dividends and capital gain distributions paid by the Fund's Class B shares, if any, were reinvested over the relevant time period. It was then assumed that at the end of each period, the entire amount was redeemed, subtracting the applicable CDSC. Table B illustrates the total return (income and capital) on the Fund's Class B shares, assuming all dividends and capital gain distributions are reinvested in additional shares. It shows that a $1,000 investment in Class B shares made on April 22, 1996 (commencement of operations of Class B shares) had a value of $1,437 on December 31, 2000, resulting in an aggregate total return of 43.73%.

Class C

The average annual total return for the Fund's Class C shares for the one-year period ended December 31, 2000 and the period from May 27, 1999 (inception) through December 31, 2000 were (11.15)% and (6.16)%, respectively. These returns were computed by subtracting the maximum sales charge of 1.00% of the public offering price and assuming that all of the dividends and capital gain distributions paid by the Fund's Class C shares, if any, were reinvested over the relevant periods. It was then assumed that at the end of the one-year period and the period since inception, that the entire amount was redeemed, subtracting the 1% CDSC. Table C illustrates the total return (income and capital) on Class C shares of the Fund, assuming all dividends and capital gain distributions are reinvested in additional shares. It shows that a $1,000 investment in Class C shares on May 27, 1999 (commencement of operations of Class C shares) had a value of $903 on December 31, 2000, resulting in an aggregate total return of (9.68)%.

Class D

The average annual total returns for the Fund's Class D shares for the one- and five-year periods ended December 31, 2000 and for the period from May 3, 1993 (inception) through December 31, 2000, were (10.25)%, 8.86% and 9.83%, respectively. These returns were computed assuming that all of the dividends and capital gain distributions paid by the Fund's Class D shares, if any, were reinvested over the relevant periods. It was then assumed that at the end of the one- and five-year periods and the period since inception, that the entire amount was redeemed, subtracting the 1% CDSC, if applicable. Table D illustrates the total return (income and capital) on the Fund's Class D shares, assuming all dividends and capital gain distributions are reinvested in additional shares. It shows that a $1,000 investment in Class D shares made on May 3, 1993 (commencement of operations of Class D shares) had a value of $2,052 on December 31, 2000, resulting in an aggregate total return of 105.22%.


The results shown below should not be considered a representation of the dividend income or gain or loss in capital value which may be realized from an investment made in a class of shares of the Fund today.

                                              TABLE A - CLASS A

                           Value of         Value of           Value          Total Value
         Year              Initial        Capital Gain          of                 of               Total
       Ended(1)         Investment(2)     Distributions      Dividends       Investment(2)       Return(1)(3)
       --------         -------------     -------------      ---------       -------------       ------------
        12/31/91               $1,126              $74          $37              $1,237
        12/31/92                1,149              146           77               1,372
        12/31/93                1,211              243          122               1,576
        12/31/94                1,089              305          152               1,546
        12/31/95                1,274              482          225               1,981
        12/31/96                1,338              664          285               2,287
        12/31/97                1,430            1,042          355               2,827
        12/31/98                1,417            1,497          404               3,318
        12/31/99                1,342            1,673          430               3,445
        12/31/00                1,205            1,540          401               3,146            214.59%

                                                TABLE B - CLASS B

                          Value of         Value of           Value          Total Value
        Period            Initial        Capital Gain          of                 of               Total
       Ended(1)        Investment(2)     Distributions      Dividends       Investment(2)       Return(1)(3)
       --------        -------------     -------------      ---------       -------------       ------------
      12/31/96             $1,005              $76              $11              $1,092
      12/31/97              1,073              239               27               1,339
      12/31/98              1,061              457               41               1,559
      12/31/99              1,004              552               50               1,606
      12/31/00                880              512               45               1,437             43.73%

                                                TABLE C - CLASS C

                          Value of         Value of           Value          Total Value
        Period            Initial        Capital Gain          of                 of               Total
       Ended(1)        Investment(2)     Distributions      Dividends       Investment(2)       Return(1)(3)
       --------        -------------     -------------      ---------       -------------       ------------
      12/31/99               $916              $75               $5                $996
      12/31/00                821               77                5                 903            (9.68)%

                                                 TABLE D - CLASS D

                           Value of         Value of           Value          Total Value
         Period            Initial        Capital Gain          of                 of               Total
        Ended(1)        Investment(2)     Distributions      Dividends       Investment(2)       Return(1)(3)
        --------        -------------     -------------      ---------       -------------       ------------
       12/31/93             $1,013              $62              $16              $1,091
       12/31/94                909              115               32               1,056
       12/31/95              1,065              220               57               1,342
       12/31/96              1,119              338               81               1,538
       12/31/97              1,196              584              107               1,887
       12/31/98              1,184              888              127               2,199
       12/31/99              1,119            1,009              136               2,264
       12/31/00              1,002              928              122               2,052           105.22%

----------
(1) For the ten-year period ended December 31, 2000 for Class A shares, from commencement of operations of Class B shares on April 22, 1996, from commencement of operations of Class C shares on May 27, 1999 and from commencement of operations of Class D shares on May 3, 1993.


(2) The "Value of Initial Investment" as of the date indicated (1) reflects the effect of the maximum initial sales charge or CDSC, if applicable, (2) assumes that all dividends and capital gain distributions were taken in cash, and (3) reflects changes in the net asset value of the shares purchased with the hypothetical initial investment. "Total Value of Investment" (1) reflects the effect of the CDSC, if applicable, and (2) assumes investment of all dividends and capital gain distributions.

(3) Total return for each Class of shares of the Fund is calculated by assuming a hypothetical initial investment of $1,000 at the beginning of the period specified; subtracting the maximum sales charge for Class A shares and Class C shares; determining total value of all dividends and capital gain distributions that would have been paid during the period on such shares assuming that each dividend or capital gain distribution was invested in additional shares at net asset value; calculating the total value of the investment at the end of the period; subtracting the CDSC on Class B, Class C and Class D shares, if applicable; and finally, by dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its total value at the end of the period by the amount of the hypothetical initial investment.

The total returns and average annual total returns of Class A shares quoted from time to time for periods through December 31, 1992, do not reflect the deduction of 12b-1 fees because the 12b-1 Plan was implemented on January 1, 1993. The total returns and average annual total returns of Class A shares quoted from time to time for periods through April 10, 1991, do not reflect the increased management fee approved by shareholders on April 10, 1991. The total returns and average annual total returns for Class A and Class D shares for periods through December 31, 1995 do not reflect the increased management fee, approved by shareholders on December 12, 1995, and effective on January 1, 1996. These fees, if reflected, would reduce the performance quoted.


From time to time, reference may be made in advertisements, sales literature or other promotional material (collectively, "Promotional Material") to performance information, including mutual fund rankings prepared by independent reporting services which monitor the performance of mutual funds, including but not limited to Lipper Analytical Services, Inc. and Morningstar, Inc. In calculating the total return of the Fund's Class A, Class B, Class C, and Class D shares, the Lipper analysis assumes investment of all dividends and distributions paid, but does not take into account applicable sales charges. Morningstar's rankings are calculated using a fund's average annual returns for a certain period and a risk factor that reflects a fund's performance relative to three-month Treasury Bill monthly returns. Morningstar's ratings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund for 3-, 5-, and 10-year periods and, on an overall basis, based on weighted-average of those periods. Ratings are not absolute and do not represent future performance results.

The Fund's Promotional Material may disclose (i) the top ten holdings included in the Fund's portfolio holdings, (ii) market sectors and statistical data describing portfolio composition, (iii) discussions of general economic or financial principals, (iv) discussions of general economic trends, (v) descriptions of investment strategies for the Fund (vi) descriptions or comparisons of various savings and investment products, which may not include the Fund and (vii) comparisons of investment products (including the Fund) with relevant market or industry indices or appropriate benchmarks. The Fund may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results. Such performance examples will be based on an express set of assumptions and are not indicative of the future performance of the Fund.

From time to time, the Fund's Promotional Material may portray the historical returns of various asset classes. Such presentations will typically compare the average annual rates of return of inflation, U.S. Treasury bills, bonds, large-cap stocks, and small-cap stocks. There are important differences between each of these investments that should be considered in viewing any such comparison. The market value of stocks will fluctuate with market conditions, and small-stock prices generally will fluctuate more than large-stock prices. Stocks are generally more volatile than bonds. In return for this volatility, stocks have generally performed better than bonds or cash over time. Bond prices generally will fluctuate inversely with interest rates and other market conditions, and the prices of bonds with longer maturities generally will fluctuate more than those of shorter-maturity bonds. Interest rates for bonds may be fixed at the time of issuance, and payment of principal and interest may be guaranteed by the issuer and, in the case of U.S. Treasury obligations, backed by the full faith and credit of the U.S. Treasury.

The Fund may also refer in its Promotional Material to selections from editorials or articles about the Fund, including reprints of comments, listings and columns in the financial and other press, the sources of which include BARRON'S, BUSINESS WEEK, CDA/WIESENBERGER MUTUAL FUNDS INVESTMENT REPORT, CHRISTIAN SCIENCE MONITOR, FINANCIAL PLANNING, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, INDIVIDUAL INVESTOR, INVESTMENT ADVISOR, INVESTORS BUSINESS DAILY, KIPLINGER'S, LOS ANGELES TIMES, MONEY MAGAZINE, MORNINGSTAR, INC.,
PENSION AND INVESTMENTS, SMART MONEY, THE NEW YORK TIMES, THE WALL STREET JOURNAL, USA TODAY, U.S. NEWS AND WORLD REPORT, WORTH MAGAZINE, WASHINGTON POST and YOUR MONEY.

The Fund's Promotional Material may make reference to the Fund's "Beta," "Standard Deviation," or "Alpha." Beta measures the volatility of the Fund, as compared to that of the overall market. Standard deviation measures how widely the Fund's performance has varied from its average performance, and is an indicator of the Fund's potential for volatility. Alpha measures the difference between the returns of the Fund and the returns of the market, adjusted for volatility.

                              Financial Statements


The Annual Report to shareholders for the year ended December 31, 2000 contains a schedule of the investments of the Fund as of December 31, 2000, as well as certain other financial information as of that date. The financial statements and notes included in the Annual Report, and the Independent Auditors' Report thereon, are incorporated herein by reference. The Annual Report will be furnished without charge to investors who request copies of this SAI.

                               General Information

Custodian. State Street Bank & Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105, serves as custodian of the Fund. It also maintains, under the general supervision of Seligman, the accounting records and determines the net asset value for the Fund.


Auditors. Deloitte & Touche LLP, independent auditors, have been selected as auditors of the Fund. Their address is Two World Financial Center, New York, New York 10281.

                                    Appendix


                 HISTORY OF J. & W. SELIGMAN & CO. INCORPORATED


Seligman's beginnings date back to 1837, when Joseph Seligman, the oldest of eight brothers, arrived in the United States from Germany. He earned his living as a pack peddler in Pennsylvania, and began sending for his brothers. The Seligmans became successful merchants, establishing businesses in the South and East.

Backed by nearly thirty years of business success - culminating in the sale of government securities to help finance the Civil War - Joseph Seligman, with his brothers, established the international banking and investment firm of J. & W. Seligman & Co. In the years that followed, the Seligman Complex played a major role in the geographical expansion and industrial development of the United States.

The Seligman Complex:

 ...Prior to 1900

o    Helps finance America's fledgling railroads through underwritings.
o Is admitted to the New York Stock Exchange in 1869. Seligman remained a member of the NYSE until 1993, when the evolution of its business made it unnecessary.
o Becomes a prominent underwriter of corporate securities, including New York Mutual Gas Light Company, later part of Consolidated Edison. o Provides financial assistance to Mary Todd Lincoln and urges the Senate to award her a pension. o Is appointed U.S. Navy fiscal agent by President Grant.
o Becomes a leader in raising capital for America's industrial and urban development.

 ...1900-1910

o    Helps Congress finance the building of the Panama Canal.

 ...1910s

o Participates in raising billions for Great Britain, France and Italy, helping to finance World War I.

 ...1920s

o Participates in hundreds of successful underwritings including those for some of the country's largest companies: Briggs Manufacturing, Dodge Brothers, General Motors, Minneapolis-Honeywell Regulatory Company, Maytag Company, United Artists Theater Circuit and Victor Talking Machine Company.
o Forms Tri-Continental Corporation in 1929, today the nation's largest, diversified closed-end equity investment company, with over $2 billion in assets, and one of its oldest.

 ...1930s

o Assumes management of Broad Street Investing Co. Inc., its first mutual fund, today known as Seligman Common Stock Fund, Inc.
o    Establishes Investment Advisory Service.

 ...1940s

o    Helps shape the Investment Company Act of 1940.
o    Leads in the  purchase  and  subsequent  sale to the public of Newport News
     Shipbuilding and Dry Dock Company, a prototype transaction for the investment banking industry.
o Assumes management of National Investors Corporation, today Seligman Growth Fund, Inc.
o    Establishes Whitehall Fund, Inc., today Seligman Income Fund, Inc.

 ...1950-1989

o Develops new open-end investment companies. Today, manages more than 50 mutual fund portfolios.
o Helps pioneer state-specific municipal bond funds, today managing a national and 18 state-specific municipal funds.
o Establishes J. & W. Seligman Trust Company and J. & W. Seligman Valuations Corporation.
o Establishes Seligman Portfolios, Inc., an investment vehicle of fifteen portfolios offered through variable annuity and variable life insurance products.

 ...1990s

o Introduces Seligman Select Municipal Fund, Inc. and Seligman Quality Municipal Fund, Inc., two closed-end funds that invest in high quality municipal bonds.
o Introduces to the public Seligman Frontier Fund, Inc., a small capitalization mutual fund.
o Launches Seligman Global Fund Series, Inc., which today offers five separate series: Seligman International Growth Fund, Seligman Global Smaller Companies Fund, Seligman Global Technology Fund, Seligman Global Growth Fund and Seligman Emerging Markets Fund.
o Launches Seligman Value Fund Series, Inc., which currently offers two separate series: Seligman Large-Cap Value Fund and Seligman Small-Cap Value Fund.
o Launches innovative Seligman New Technologies Fund, Inc., a closed-end "interval" fund seeking long-term capital appreciation by investing in technology companies, including venture capital investing.

 ...2000

o Introduces Seligman Time Horizon/Harvester Series, Inc., an asset allocation type mutual fund containing four funds: Seligman Time Horizon 30 Fund, Seligman Time Horizon 20 Fund, Seligman Time Horizon 10 Fund and Seligman Harvester Fund.
o Launches Seligman New Technologies Fund II, Inc., a closed-end "interval" fund seeking long-term capital appreciation by investing in technology companies, including up to 50% in venture capital investing.

                                                               File Nos. 2-10835
                                                                         811-234

PART C.  OTHER INFORMATION

Item 23.   Exhibits.

           All Exhibits have been previously filed; except Exhibits marked with an asterisk (*) which are filed herewith.

(a) Articles Supplementary dated May 24, 1999. (Incorporated by reference to Registrant's Post-Effective Amendment No. 79 filed on May 28, 1999.)

(a)(1) Articles of Amendment and Articles Supplementary to Articles of Incorporation of Registrant. (Incorporated by reference to Registrant's Post-Effective Amendment No. 75 filed on April 29, 1997.)

(b)        By-laws  of  the   Corporation.   (Incorporated   by   reference   to
           Registrant's  Post-Effective  Amendment  No.  75 filed  on April  29,
           1997.)

(c) Specimen certificate of Class B Capital Stock. (Incorporated by reference to Form SE filed on behalf of the Registrant on April 16,
           1996)

(c)(1) Specimen certificate of Class D Capital Stock. (Incorporated by Reference to Registrant's Post-Effective Amendment No. 71 filed on April 23, 1993.)

(d) Amended Management Agreement between Registrant and J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Post-Effective Amendment No. 74 filed on April 19, 1996.)

(e)        Addendum to  Sales/Bank  Agreement.  (Incorporated  by  reference  to
           Post-Effective Amendment No. 57 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on May 28, 1999.)

(e)(1) Form of Bank Agreement between Seligman Advisors, Inc. and Banks. (Incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on May 28, 1999.)

(e)(2)     Form  of  Amended  Distributing   Agreement  between  Registrant  and
           Seligman Advisors, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 75 filed on April 29, 1997.)

(e)(3) Form of Amended Sales Agreement between Seligman Advisors, Inc. and Dealers. (Incorporated by reference to Post-Effective Amendment No. 74 filed on April 19, 1996.)

(e)(4) Form of Sales Agreement between Seligman Advisors, Inc. and Morgan Stanley Dean Witter & Co. (Incorporated by reference to Post-Effective Amendment No. 53 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on April 28, 1997.)

(e)(5) Form of Sales Agreement between Seligman Advisors, Inc. and Morgan Stanley Dean Witter & Co. with respect to certain Chilean institutional investors. (Incorporated by reference to Post-Effective Amendment No. 53 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on April 28, 1997.)

(e)(6) Form of Dealer Agreement between Seligman Advisors, Inc. and Salomon Smith Barney Inc. (Incorporated by reference to Post-Effective Amendment No. 53 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on April 28, 1997.)

(f)        Matched  Accumulation  Plan of J. & W.  Seligman & Co.  Incorporated.
           (Incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement of Seligman Frontier Fund, Inc. (File No. 811-4078) filed on January 28, 1997.)

(f)(1) Deferred Compensation Plan for Directors of Seligman Common Stock Fund. (Incorporated by reference to Registrant's Post-Effective Amendment No. 76 filed on April 29, 1998.)

                                                               File Nos. 2-10835
                                                                         811-234

PART C.  OTHER INFORMATION (continued)

(g)        Copy  of  Custodian   Agreement  between   Registrant  and  Investors
           Fiduciary Trust Company. (Incorporated by reference to Registrant's Post-Effective Amendment No. 75 filed on April 29, 1997.)

(h)        Not applicable.

(i)        Opinion  and  Consent  of  Counsel  in  respect  of  Class C  shares.
           (Incorporated by reference to Registrant's Post-Effective Amendment No. 79 filed on May 28, 1999.)

(i)(1) Opinion and Consent of Counsel. (Incorporated by reference to Registrant's Post-Effective Amendment No. 75 filed on April 29, 1997.)

(j)        *Consent of Independent Auditors.

(k)        Not applicable.

(l) Form of Purchase Agreement (Investment Letter) for Initial Capital for Class C shares between Registrant and J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Registrant's Post-Effective Amendment No. 79 filed on May 28, 1999.)

(l)(1) Purchase Agreement (Investment Letter) for Initial Capital for Class B shares between Registrant and J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Registrant's Post-Effective Amendment No. 75 filed on April 29, 1997.)

(l)(2) Purchase Agreement (Investment Letter) for Initial Capital for Class D Shares between Registrant and J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Registrant's Post-Effective Amendment No. 75 filed on April 29, 1997.)

(m)        Amended  Administration,  Shareholder Services and Distribution Plan.
           (Incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement to the Seligman Capital Fund, Inc. (File No. 811-1886) filed on May 28, 1999.)

(m)(2) Amended Administration, Shareholder Services and Distribution Agreement between Seligman Advisors, Inc. and Dealers. (Incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement to the Seligman Capital Fund, Inc. (File No. 811-1886) filed on May 28, 1999.)


(n) Plan of Multiple Classes of Shares (four Classes) pursuant to Rule 18f-3 under the Investment Company Act of 1940. (Incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement to the Seligman Capital Fund, Inc. (File No. 811-1886) filed on May 28, 1999.)

(p)        Code  of  Ethics.   (Incorporated   by  reference   to   Registrant's
           Post-Effective Amendment No. 80 filed on April 28, 2000.)

(Other Exhibits)   *(a) Power of Attorney for Leroy C. Richie.

                   (b) Power of Attorney for Richard R. Schmaltz. (Incorporated by reference to Registrant's Post-Effective Amendment No. 76 filed on April 29, 1998.)

                   (c)  Powers  of  Attorney.   (Incorporated  by  reference  to
                   Registrant's Post-Effective Amendment No. 75 filed on April 29, 1997.)


Item 24. Persons Controlled by or Under Common Control with Registrant. Seligman Data Corp. ("SDC"), a New York corporation, is owned by the Registrant and certain associated investment companies. The Registrant's investment in SDC is recorded at a cost of $22,506.

                                                               File Nos. 2-10835
                                                                         811-234

PART C.  OTHER INFORMATION (continued)

Item 25. Indemnification. Reference is made to the provisions of Articles Twelfth and Thirteenth of Registrant's Amended and Restated Articles of Incorporation filed as Exhibit 24(b)(1) and Article IV of Registrant's Amended and Restated By-laws filed as Exhibit 24(b)(2) to Registrant's Post-Effective Amendment No. 75 to the Registration Statement.

           Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised by the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 26. Business and Other Connections of Investment Adviser. J. & W. Seligman & Co. Incorporated, a Delaware corporation (Seligman), is the Registrant's investment manager. Selgiman also serves as investment manager to twenty other associated investment companies. They are Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Global Fund Series, Inc., Seligman High Income Fund Series, Seligman Income Fund, Inc., Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman New Technologies Fund, Inc., Seligman New Technologies Fund II, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman Quality Municipal Fund, Inc., Seligman Select Municipal Fund, Inc., Seligman Time Horizon/Harvester Series, Inc., Seligman Value Fund Series, Inc. and Tri-Continental Corporation.

           Seligman has an investment advisory service division which provides investment management or advice to private clients. The list required by this Item 26 of officers and directors of Seligman, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by Seligman, pursuant to the Investment Advisers Act of 1940, as amended (SEC File No. 801-15798), which was filed on March 30, 2000 (Schedule D) and January 29, 2001 (Schedule A), respectively.


Item 27.   Principal Underwriters.

           (a) The names of each investment company (other than the Registrant) for which Registrant's principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter, depositor or investment adviser follow: Seligman Cash Management Fund, Inc., Seligman Capital Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Global Fund Series, Inc., Seligman High Income Fund Series, Seligman Income Fund, Inc., Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman Time Horizon/Harvester Series, Inc., Seligman Value Fund Series, Inc.

                                                               File Nos. 2-10835
                                                                         811-234

PART C.       OTHER INFORMATION (continued)

     (b) Name of each director, officer or partner of Registrant's principal underwriter named in response to Item 20:


                             Seligman Advisors, Inc.
                              As of March 31, 2001

                 (1)                                           (2)                                         (3)
         Name and Principal                            Positions and Offices                       Positions and Offices
          Business Address                             with Underwriter                            with Registrant
          ----------------                             ----------------                            ---------------
         William C. Morris*                            Director                                    Chairman of the Board and Chief
                                                                                                   Executive Officer
         Brian T. Zino*                                Director                                    President and Director
         Ronald T. Schroeder*                          Director                                    None
         William H. Hazen*                             Director                                    None
         Thomas G. Moles*                              Director                                    Vice President
         David F. Stein*                               Director                                    None
         Stephen J. Hodgdon*                           President and Director                      None
         Charles W. Kadlec*                            Chief Investment Strategist                 None
         Thomas G. Rose*                               Senior Vice President, Finance              Vice President
         Edward F. Lynch*                              Senior Vice President, National             None
                                                       Sales Director
         James R. Besher                               Senior Vice President, Business             None
         14000 Margaux Lane                            Developement
         Town & Country, MO  63017
         Gerald I. Cetrulo, III                        Senior Vice President, Sales                None
         140 West Parkway
         Pompton Plains, NJ  07444
         Matthew A. Digan*                             Senior Vice President, Domestic             None
                                                       Funds
         Jonathan G. Evans                             Senior Vice President, Sales                None
         2959 Westbrook
         Weston, FL  33332
         T. Wayne Knowles                              Senior Vice President, Divisional           None
         104 Morninghills Court                        Sales Director
         Cary, NC  27511
         Joseph Lam                                    Regional Director, Asia                     None
         Seligman International Inc.
         Suite 1133, Central Building
         One Pedder Street
         Central Hong Kong
         Bradley W. Larson                             Senior Vice President, Sales                None
         367 Bryan Drive
         Alamo, CA  94507
         Michelle L. McCann-Rappa*                     Senior Vice President, Retirement           None
                                                       Plans
         Fernando Sanchez Alcazar                      Regional Director, Latin America            None
         Seligman International, Inc.
         Sucursal Argentia, Edificio Laminar
         Plaza, Ingeniero Butty No 240, 4th FL
         C1001ASB Buenos Aries, Argentina

                                                               File Nos. 2-10835
                                                                         811-234

PART C.     OTHER INFORMATION (continued)

                             Seligman Advisors, Inc.
                              As of March 31, 2001

                 (1)                                           (2)                                         (3)
         Name and Principal                            Positions and Offices                       Positions and Offices
          Business Address                             with Underwriter                            with Registrant
          ----------------                             ----------------                            ---------------
         Robert McBride                                Marketing Director, Latin                   None
         Seligman International, Inc.                  America
         Sucursal Argentina, Edificio Laminar
         Plaza, Ingeniero Butty No. 240, 4th FL
         C1001ASB Buenos Aires, Argentina
         Scott H. Novak*                               Senior Vice President, Insurance            None
         Ronald W. Pond*                               Senior Vice President, Divisional           None
                                                       Sales Director
         Jeff Rold                                     Senior Vice President, Divisional           None
         136 East 64th Street, Apt 7E                  Sales Director
         New York, NY  10021
         Richard M. Potocki*                           Managing Director, Sales & Global           None
                                                       Financial Services
         Mr. Michele di Stefano                        Senior Vice President, Regional             None
         Seligman International UK Limited             Director, Europe/Middle East
         Berkeley Square House 2nd Floor
         Berkeley Square
         London, United Kingdom W1X 6EA
         Bruce M. Tuckey                               Senior Vice President, Sales                None
         41644 Chattman Drive
         Novi, MI  48375
         Andrew S. Veasey                              Senior Vice President, Sales                None
         14 Woodside Drive
         Rumson, NJ  07760
         Charles L. von Breitenbach, II*               Senior Vice President, Managed              None
                                                       Money
         Jeffrey S. Dean*                              Vice President, Business Analysis           None
         Mason S. Flinn                                Senior Vice President, Regional             None
         2130 Fillmore Street                          Retirement Plans Manager
         PMB 280
         San Francisco, CA  94115-2224
         Jody Knapp                                    Vice President, Regional Retirement         None
         17011 East Monterey Drive                     Plans Manager
         Fountain Hills, AZ  85268
         David W. Mountford                            Vice President, Regional Retirement         None
         7131 NW 46th Street                           Plans Manager
         Lauderhill, FL  33319
         Jeffery C. Pleet*                             Vice President, Regional Retirement         None
                                                       Plans Manager
         Nicholas Roberts*                             Vice President, Senior National             None
                                                       Accounts Manager

         Helen Simon*                                  Vice President, Sales Administration        None
         Gary A. Terpening*                            Vice President, Director of Business        None
                                                       Development
         Justine Tomcheck*                             Vice President, Strategic Investment        None
                                                       Products


                                                               File Nos. 2-10835
                                                                         811-234

PART C.     OTHER INFORMATION (continued)

                             Seligman Advisors, Inc.
                              As of March 31, 2001

                 (1)                                           (2)                                         (3)
         Name and Principal                            Positions and Offices                       Positions and Offices
          Business Address                             with Underwriter                            with Registrant
          ----------------                             ----------------                            ---------------
         John E. Skillman, III                         Vice President, Portfolio                   None
         4520 Brookwood Drive                          Advisory
         Tampa, FL  33629
         Joseph Williams                               Vice President, Portfolio                   None
         6 Westwick Court                              Advisory
         Annapolis, MD  21403
         Bill DeSanto*                                 Vice President, Portfolio Advisory          None
         400 East 71st Street, Apt 4N
         New York, NY  10021
         Kevin Casey                                   Regional Vice President                     None
         19 Bayview Avenue
         Babylon, NY  11702
         Daniel Chambers                               Regional Vice President                     None
         4618 Lorraine Avenue
         Dallas, TX  75209
         Bradford C. Davis                             Regional Vice President                     None
         241 110th Avenue SE
         Bellevue, WA  98004
         Cathy Des Jardins                             Regional Vice President                     None
         PMB 152
         1705 14th Street
         Boulder, CO  80302
         Kenneth Dougherty                             Regional Vice President                     None
         1455 Washington Blvd., Apt 131
         Stanford, CT  06902
         Kelli A. Wirth Dumser                         Regional Vice President                     None
         7121 Jardiniere Court
         Charlotte, NC  28226
         Edward S. Finocchiaro                         Regional Vice President                     None
         120 Screenhouse Lane
         Duxbury, MA  02332
         Michael C. Forgea                             Regional Vice President                     None
         32 W. Anapamu Street # 186
         Santa Barbara, CA  93101
         Brett M. Frum                                 Regional Vice President                     None
         1681 Lago Mar Drive
         Dayton, OH  45458
         Carla A. Goehring                             Regional Vice President                     None
         11426 Long Pine
         Houston, TX  77077
         Greg LaVersa                                  Regional Vice President                     None
         1200 Springfield Avenue, Unit 4A
         New Providence, NJ  07974
         Michael K. Lewallen                           Regional Vice President                     None
         908 Tulip Poplar Lane
         Birmingham, AL  35244
         Judith L. Lyon                                Regional Vice President                     None
         7105 Harbour Landing
         Alpharetta, GA  30005

                                                               File Nos. 2-10835
                                                                         811-234

PART C.     OTHER INFORMATION (continued)

                             Seligman Advisors, Inc.
                              As of March 31, 2001

                 (1)                                           (2)                                         (3)
         Name and Principal                            Positions and Offices                       Positions and Offices
          Business Address                             with Underwriter                            with Registrant
          ----------------                             ----------------                            ---------------
         Leslie A. Mudd                                Regional Vice President                     None
         5243 East Calle Redonda
         Phoenix, AZ  85018
         Tim O'Connell                                 Regional Vice President                     None
         11908 Acacia Glen Court
         San Diego, CA  92128
         George M. Palmer, Jr.                         Regional Vice President                     None
         1805 Richardson Place
         Tampa, FL  33606
         Thomas Parnell                                Regional Vice President                     None
         1575 Edgecomb Road
         St. Paul, MN  55116
         Craig Prichard                                Regional Vice President                     None
         9207 Cross Oaks Court
         Fairfax Station, VA  22039
         Diane H. Snowden                              Regional Vice President                     None
         11 Thackery Lane
         Cherry Hill, NJ  08003
         Edward D. Spaulding                           Regional Vice President                     None
         30 Observatory Pointe Drive
         Wilder, KY  41076
         James Taylor                                  Regional Vice President                     None
         290 Bellington Lane
         Creve Coeur, MO  63141
         Steve Wilson                                  Regional Vice President                     None
         83 Kaydeross Park Road
         Saratoga Springs, NY  12866
         Frank J. Nasta*                               Secretary                                   Secretary
         Aurelia Lacsamana*                            Treasurer                                   None
         Sandra G. Floris*                             Assistant Vice President, Order Desk        None
         Keith Landry*                                 Assistant Vice President, Order Desk        None
         Albert A. Pisano*                             Assistant Vice President and                None
                                                       Compliance Officer



* The principal business address of each of these directors and/or officers is 100 Park Avenue, New York, NY 10017.


Item 28. Location of Accounts and Records. The accounts, books and documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are kept in the possession of J. & W. Seligman & Co. Incorporated at its offices at 100 Park Avenue, New York, NY 10017 or at the following locations: (1) State Street Bank & Trust Company, 801
           Pennsylvania, Kansas City, Missouri 64105 is custodian of the Registrant's cash and securities. It also is agent to perform certain accounting and record-keeping functions relating to portfolio transactions and to calculate the net asset value of the Registrant, and (2) Seligman Data Corp., 100 Park Avenue, New York, NY 10017, as shareholder servicing agent, maintains shareholder records for the Registrant.

                                                               File Nos. 2-10835
                                                                         811-234

PART C.     OTHER INFORMATION (continued)

Item 29.   Management Services.  Not applicable.

Item 30. Undertakings. The Registrant undertakes: (1) to furnish a copy of the Registrant's latest Annual Report, upon request and without charge, to every person to whom a prospectus is delivered and (2) if requested to do so by the holders of at least 10% of its outstanding shares, to call a meeting of shareholders for the purpose of voting upon the removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940, as amended.

                                                                File No. 2-10835
                                                                         811-234

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 81 pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 81 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 27th day of April, 2001.


                                         SELIGMAN COMMON STOCK FUND, INC.




                                         By: /s/ William C. Morris
                                             -----------------------------------
                                               William C. Morris, Chairman


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Post-Effective Amendment No. 81 has been signed below by the following persons in the capacities indicated on April 27, 2001.

               Signature                                                             Title
               ---------                                                             -----

/s/  William C. Morris                                                    Chairman of the Board (Principal executive
------------------------------------------------                            officer) and Director
     William C. Morris


/s/  Brian T. Zino                                                        Director and President
-----------------------------------------------
     Brian T. Zino



/s/  Lawrence P. Vogel                                                    Treasurer
-----------------------------------------------
      Lawrence P. Vogel


John R. Galvin, Director                          )
Alice S. Ilchman, Director                        )
Frank A. McPherson, Director                      )
John E. Merow, Director                           )                  /s/ Brian T. Zino
Betsy S. Michel, Director                         )                   ----------------------------------------------
James C. Pitney, Director                         )                   Brian T. Zino, Attorney-in-fact
Leroy C. Richie, Director                         )
James Q. Riordan, Director                        )
Richard R. Schmaltz, Director                     )
Robert L. Shafer, Director                        )
James N. Whitson, Director                        )

                                                                File No. 2-10835
                                                                         811-234



                        SELIGMAN COMMON STOCK FUND, INC.
                     Post-Effective Amendment No. 81 to the
                       Registration Statement on Form N-1A


                                  EXHIBIT INDEX

Form N-1A Item No.                         Description

Item 23 (j)                                Consent of Independent Auditors

(Other Exhibits)                           Power of Attorney for Leroy C. Richie